                            SCHEDULE 14C INFORMATION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Check the appropriate box:

/ /  Preliminary Information Statement          / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14c-5(d)(2))
/X/  Definitive Information Statement

                          MEDSTONE INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

     / /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14c-5(g).

     /X/  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          Common Stock

     (2)  Aggregate number of securities to which transaction applies:

          5,800,000

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         Pro Forma Book Value of the Urogen Common Stock to be distributed was
          $0.11 per share as of November 17, 1995

     (4)  Proposed maximum aggregate value of transaction:

                                    $663,548

     (5)  Total fee paid:

                                     $258.00

/X/  Fee paid previously with preliminary materials

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             [Medstone letterhead]

                                                                February 6, 1996

To the Stockholders of Medstone International, Inc.:

     The Board of Directors of Medstone International, Inc. ("Medstone") has approved a distribution of the outstanding shares of Common Stock of its wholly owned subsidiary, Urogen Corp. ("UroGen"), to holders of Medstone's Common Stock. Each stockholder of Medstone will receive with this letter one share of UroGen Common Stock for every one share of Medstone Common Stock held on December 29, 1995. No stockholder vote is required or sought in connection with the distribution. The enclosed Information Statement explains the distribution of UroGen shares and related transactions and contains important financial and other information about UroGen, its organization, business, management and other matters. Please read the Information Statement carefully and keep it for future reference.

     The Board of Directors of Medstone believes the distribution of Common Stock of UroGen is in the best interests of Medstone and its stockholders. Following the distribution, management of each company plans to concentrate its attention and resources on their respective core businesses without regard to the corporate objectives, policies and investment standards of the other. For example, UroGen will focus on a distinct business -- developing pharmaceuticals to treat prostate cancer -- while Medstone will increase its focus on expanding the sales and service of its lithotripsy products worldwide.

                                          Sincerely,

                                          David V. Radlinski
                                          Chairman and Chief Executive Officer

                                  UROGEN CORP.
                            11099 TORREY PINES ROAD
                                   SUITE 292
                           LA JOLLA, CALIFORNIA 92037

                                                                February 6, 1996

To the Stockholders of Medstone International, Inc.:

     The enclosed Information Statement contains important financial and other information about Urogen Corp. ("UroGen"), the corporation of which you will become a stockholder if you owned shares of Medstone International, Inc. Common Stock on December 29, 1995. UroGen develops pharmaceuticals to treat prostate cancer. We want to welcome you as an investor and invite you to learn more about our Company.

     We at UroGen are excited about the future of our company and the impact our products can have on the treatment of prostate disease. We look forward to a long relationship with each of you.

                                          Sincerely,

                                          Ivor Royston M.D.
                                          President and Chief Executive Officer

INFORMATION STATEMENT

                                  UROGEN CORP.
          (A WHOLLY-OWNED SUBSIDIARY OF MEDSTONE INTERNATIONAL, INC.)

                         MEDSTONE INTERNATIONAL, INC.'S
                      DISTRIBUTION OF 5,516,528 SHARES OF
                           UROGEN CORP. COMMON STOCK
                          (PAR VALUE $.001 PER SHARE)

                            ------------------------

     This Information Statement is being furnished in connection with the distribution (the "Distribution") by Medstone International, Inc. ("Medstone") to its stockholders of approximately all of the shares of Common Stock of its wholly owned subsidiary, Urogen Corp. ("UroGen" or the "Company").

     It is expected that the Distribution will be made on or about February 6, 1996, to holders of record of the Common Stock of Medstone, $.004 par value per share (the "Medstone Common Stock"), on December 29, 1995, on the basis of one share of the Common Stock of UroGen, $.001 par value per share (the "UroGen Common Stock"), for every one share of Medstone Common Stock held. The Distribution will result in all of the outstanding shares of UroGen Common Stock being distributed to holders of Medstone Common Stock on a pro rata basis.

     No consideration will be required to be paid by Medstone stockholders for the shares of UroGen Common Stock to be received by them in the Distribution, nor will they be required to exchange shares of Medstone Common Stock to receive UroGen Common Stock.

                            ------------------------

           NO STOCKHOLDER APPROVAL OF THE DISTRIBUTION IS REQUIRED OR
               SOUGHT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                     ARE REQUESTED NOT TO SEND US A PROXY.

                            ------------------------

           THE DATE OF THIS INFORMATION STATEMENT IS FEBRUARY 6, 1996

                               TABLE OF CONTENTS

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
                                                                                        PAGE
                                                                                        ----
Summary...............................................................................    3
The Company...........................................................................    5
The Distribution......................................................................    5
Relationship Between Medstone and the Company After the Distribution..................    8
Risk Factors..........................................................................   10
Capitalization........................................................................   17
Dividend Policy.......................................................................   17
Selected Financial Data...............................................................   18
Management's Discussion and Analysis of Financial Condition and Results of
  Operations..........................................................................   19
Business..............................................................................   20
Management............................................................................   25
Executive Compensation................................................................   27
Security Ownership of Principal Stockholders and Management...........................   31
Description of Capital Stock..........................................................   32
Anti-Takeover Effects of the Company's Certificate and Bylaws.........................   33
Liability and Indemnification of Officers and Directors...............................   35
Independent Accountants...............................................................   36
Additional Information................................................................   36
Index to Financial Statements.........................................................   37

                                    SUMMARY

     This Summary is qualified in its entirety by the more detailed information appearing elsewhere in this Information Statement. Capitalized terms used but not defined in this Summary are defined elsewhere in this Information Statement.

                                THE DISTRIBUTION

Distributing Company................     Medstone International, Inc. a Delaware
                                         corporation ("Medstone"), develops and
                                         markets lithotripsy products.

Distributed Company.................     Urogen Corp., a Delaware corporation
                                         ("UroGen" or the "Company"), develops
                                         pharmaceuticals to treat prostate
                                         cancer. See "Business."

Distribution Ratio..................     One share of UroGen Common Stock, par
                                         value $.001 per share, for every one
                                         share of Medstone Common Stock.

Shares to be Distributed............     A total of 5,516,528 shares of UroGen
                                         Common Stock will be distributed to
                                         Medstone stockholders.

Record Date.........................     December 29, 1995 (close of business).

Distribution Date...................     On or about February 6, 1996.

Certain Tax Consequences............     In general, the distribution of UroGen
                                         shares to the stockholders of Medstone
                                         will be treated as a taxable dividend.
                                         See "The Distribution -- Certain
                                         Federal Income Tax Consequences of the
                                         Distribution."

No Trading Market; Transfer
Restrictions........................     No trading market will exist for the
                                         UroGen Common Stock after the
                                         Distribution. Additionally, none of the
                                         shares of the Company issued in this
                                         Distribution may be transferred before
                                         December 31, 1997 unless such
                                         restriction is earlier terminated by
                                         the Company as to all such shares,
                                         except for the following transfers: (i)
                                         transfers by gift, will, bequest or
                                         operation of the applicable laws of
                                         descent and distribution; (ii) non-sale
                                         distributions by partnerships,
                                         corporations or trusts to their
                                         partners, shareholders or
                                         beneficiaries; (iii) transfers to the
                                         Company; and (iv) transfers pursuant to
                                         qualified domestic relations orders as
                                         defined by the Internal Revenue Code of
                                         1986, as amended (the "Code"), or the
                                         rules thereunder. In the case of any
                                         such permitted transfers, the shares in
                                         the hands of the transferees will
                                         continue to be subject to the same
                                         transfer restriction. The certificates
                                         representing the shares issued in the
                                         Distribution will bear the legends
                                         referring to such restrictions.

Distribution Agent..................     U.S. Stock Transfer Corporation,
                                         Glendale, California, ("U.S. Stock
                                         Transfer") will act as the Distribution
                                         Agent. The Distribution Agent will mail
                                         share certificates beginning on or
                                         about the Distribution Date.

Dividends...........................     The UroGen Board of Directors
                                         anticipates that the Company will
                                         retain any earnings and will not pay
                                         dividends to its stockholders in the
                                         foreseeable future. See "Dividend
                                         Policy."

Principal Office of the Company.....     11099 Torrey Pines Road, Suite 292, La
                                         Jolla, CA 92037, telephone: (619)
                                         535-1590.

Transfer Agent and Registrar for
  Common Stock......................     U.S. Stock Transfer will act as
                                         UroGen's Transfer Agent and Registrar
                                         for the UroGen Common Stock.

Reasons for the Distribution........     The Board of Directors of Medstone
                                         believes that the Distribution is in
                                         the best interests of Medstone and its
                                         stockholders for a number of reasons.
                                         Among these are: (a) focusing the
                                         management of each company on the core
                                         business of each company without regard
                                         to the corporate objectives and
                                         policies of the other company, (b)
                                         offering incentives more attractive and
                                         appropriate for the motivation and
                                         retention of key employees by each (c)
                                         improving the near term earnings of
                                         Medstone, and (d) improving the
                                         likelihood that each of UroGen and
                                         Medstone may have greater access to
                                         capital than would otherwise be the
                                         case.

Relationship with Medstone after the
  Distribution......................     Medstone will own 100,000 shares of
                                         UroGen Common Stock after the
                                         Distribution. Prior to the
                                         Distribution, the Company and Medstone
                                         will enter into a Distribution
                                         Agreement, pursuant to which both
                                         parties agree to indemnify and hold the
                                         other harmless from any liability for
                                         claims resulting from any material
                                         breach of the representations and
                                         warranties made by the indemnifying
                                         party in connection with the
                                         Distribution. Immediate prior to the
                                         Distribution. Additionally, Medstone
                                         will make a capital contribution of
                                         cash in the amount of $500,000 and net
                                         assets to the Company of approximately
                                         $163,548. See "The Distribution" and
                                         "Relationship Between Medstone and the
                                         Company After the Distribution."

Risk Factors........................     Stockholders should carefully consider
                                         certain factors described under "Risk
                                         Factors."

                                  THE COMPANY

     The Company was formed from the medical biology and small molecule pharmaceuticals divisions of Medstone to continue the effort, started in 1991, to develop pharmaceuticals to treat diseases in urology, with a particular interest in prostate cancer. In conjunction with leading cancer research centers and universities, UroGen will pursue opportunities to develop new therapies including drugs to stimulate immune response, and novel small molecules. UroGen will also seek opportunities in diagnostics, particularly of prostate cancer, to assist urologists in effective disease management.

     The Company was incorporated as a Delaware corporation on June 30, 1995. Its address is 11099 North Torrey Pines Road, Suite 292, La Jolla, California 92037. Its phone number is (619) 535-1590.

                                THE DISTRIBUTION

REASONS FOR DISTRIBUTION

     The Board of Directors of Medstone has determined by unanimous vote that it is in the best interests of Medstone and its stockholders to undertake the Distribution for various reasons. Among these are: (a) focusing the management of each company on the core business of each company without regard to the corporate objectives and policies of the other company, (b) offering incentives more attractive and appropriate for the motivation and retention of key employees by each, (c) improving the near term earnings of Medstone, and (d) improving the likelihood that each of UroGen and Medstone may have greater access to capital than would otherwise be the case. The Board of Medstone believes the Distribution will increase the ability of Medstone and UroGen stockholders to analyze, acquire and/or dispose of Medstone and/or UroGen stock.

     The Distribution is designed to separate two types of businesses with distinct missions and financial, investment and operating characteristics so that each can adopt strategies and pursue objectives appropriate to its specific business. The Distribution is intended to enable management of each company to concentrate its attention and resources on the core businesses of its respective company without regard to the corporate objectives, policies and investment standards of the other. For example, UroGen will focus on a distinct business -- research and development of pharmaceuticals to treat prostate cancer -- while Medstone will increase its focus on expanding the sales and service of its lithotripsy products worldwide.

     The Distribution will also permit each company to provide incentives that are more appropriate for the recruitment and retention of key employees by each. For example, Medstone will be able to design a compensation package suitable for a company with an established product line, while UroGen will be able to offer incentives suitable for an early stage biotechnology company.

MANNER OF EFFECTING DISTRIBUTION

     The general terms and conditions relating to the Distribution are set forth in a Distribution Agreement entered into between Medstone and UroGen prior to the Distribution. Each stockholder of Medstone will receive one share of UroGen Common Stock for every one share of Medstone Common Stock held on the Record Date. Upon completion of the Distribution, there will be 5,616,528 shares of UroGen Common Stock outstanding, as there were 5,516,528 Shares of Medstone Common Stock outstanding on the Record Date. None of the shares of the Company issued in this Distribution may be transferred before December 31, 1997 unless such restriction is earlier terminated by the Company as to all such shares, except for the following transfers: (i) transfers by gift, will, bequest or operation of the applicable laws of descent and distribution; (ii) non-sale distributions by partnerships, corporations or trusts to their partners, shareholders or beneficiaries; (iii) transfers to the Company; and (iv) transfers pursuant to qualified domestic relations orders as defined by the Internal Revenue Code of 1986, as amended (the "Code"), or the rules thereunder. In the case of any such permitted transfers, the shares in the hands of the transferees will continue to be subject to the same transfer restriction. The certificates representing the shares issued in the Distribution will bear the legends referring to such restrictions. On the Distribution Date, there will also be outstanding options to purchase 1,160,000 shares of UroGen Common Stock. See "Capitalization".

     The Distribution will be made on the Distribution Date to stockholders of record of Medstone at the close of business on the Record Date. On the Distribution Date, Medstone will deliver 5,516,528 outstanding shares of UroGen Common Stock to the Distribution Agent, for distribution to Medstone stockholders as of the Record Date. The Distribution Agent will mail, beginning on or about the Distribution Date, certificates representing UroGen Common Stock to these Medstone stockholders. Medstone stockholders will not be required to pay for shares of the UroGen Common Stock received in the Distribution or to surrender or exchange shares of Medstone Common Stock to receive shares of UroGen Common Stock. No vote of Medstone stockholders is required or sought in connection with the Distribution, and Medstone stockholders have no appraisal rights in connection with the Distribution. Medstone will account for the Distribution as a dividend.

DISTRIBUTION AGREEMENT

     The general terms and conditions of the Distribution are set forth in the Distribution Agreement to be entered into between Medstone and the Company prior to the Distribution. In addition to providing for the transfer of UroGen's capital equipment, and other assets related to the research and development of pharmaceutical products, the Distribution Agreement and related agreements provide for the investment in UroGen by Medstone of $500,000 as a capital contribution to provide funding, and the transfer of Prosmet(TM) 562 a proprietary prostate antibody previously developed by the Medstone research and development effort.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE DISTRIBUTION

     For federal income tax purposes the Distribution will be taxed as a dividend in accordance with Section 301 of the Internal Revenue Code of 1986, as amended (the "Code"), because it does not satisfy the requirements of the Code for a tax-free spin-off. Thus, a Medstone stockholder will be required to report taxable income based on the fair market value of the shares received by such shareholder as of the date of the Distribution and a corporate stockholder will be required to report income based on the lesser of the fair market value of or Medstone's adjusted basis in the shares it receives as of the Distribution date.

     Medstone intends to estimate the fair market value of each distributed share of Company Common Stock at the Record Date to be $0.05. Because the fair market value per share is in excess of zero, each Medstone stockholder generally will be required to report the fair market value of the shares he or she receives as a taxable dividend. Most of Medstone's stockholders will receive a negligible amount of dividend, however, and therefore will not receive a Form 1099-DIV from Medstone for tax purposes. All stockholders who receive more than a negligible amount of dividend will be provided with a Form 1099-DIV, as will the Internal Revenue Service, to report the dividend. NO ASSURANCE CAN BE GIVEN THAT THE INTERNAL REVENUE SERVICE WILL NOT CHALLENGE THE AMOUNTS OF THE DIVIDENDS AS SO ESTIMATED BY MEDSTONE, WHICH MIGHT RESULT IN STOCKHOLDERS INCURRING HIGHER INCOME TAX OBLIGATIONS.

     If a sale of the distributed shares is made by a distributee following the Distribution, the selling stockholder will generally be required to recognize capital gain to the extent the sale price exceeds such stockholder's basis in the shares. Such basis will generally equal the dividend income received by the recipient on the Distribution of the shares. The characterization of the gain will generally be determined by the holding period of the shares.

     The foregoing is a summary of material federal income tax considerations of the Distribution under current law. Each stockholder should consult his or her tax advisor as to the particular consequences of the Distribution to such stockholder, in light of his or her personal circumstances, including the application of state, local and foreign tax laws.

TRADING OF UROGEN COMMON STOCK

     No market for the Company's shares of capital stock presently exists and no assurance can be given that any active trading market will develop or be sustained. None of the shares of capital stock of the Company issued in this Distribution or acquired through the exercise of stock options prior to December 31, 1997 may be transferred before December 31, 1997 unless such restriction is earlier terminated by the Company as to all such shares, except for the following transfers: (i) transfers by gift, will, bequest or the applicable laws of descent and distribution; (ii) non-sale distributions by partnerships, corporations or trusts to their partners, shareholders or beneficiaries; (iii) transfers to the Company; and (iv) transfers pursuant to qualified domestic relations order as defined by the Code or the rules thereunder. In the case of any such permitted transfers, the shares in the hands of the transferees will continue to be subject to the same transfer restriction.

     Based on the number of holders of Medstone Common Stock as of December 29, 1995, the Company is expected to have approximately 394 stockholders of record at the Distribution Date (including shares held in street name).

OTHER CONSEQUENCES OF THE DISTRIBUTION

1995 STOCK OPTION PLAN

     UroGen has adopted a 1995 Stock Option Plan (the "UroGen 1995 Plan") under which employees, directors and consultants of the Company, its parent and any subsidiaries are eligible to receive stock option grants and stock purchase rights. See "Executive Compensation -- Stock Plans."

1995 DIRECTOR OPTION PLAN

     UroGen has adopted a 1995 Director Option Plan under which outside directors other than Paul Quadros receive automatic grants of stock options. See "Management -- Compensation of Directors."

QUESTIONS RELATING TO THE DISTRIBUTION

     Questions relating to the Distribution or ownership of Common Stock of the Company should be directed to Paul Quadros, Chairman of the Board, Urogen Corp., 11099 North Torrey Pines Road, Suite 292, La Jolla, California 92037, telephone
(619) 535-1590.

      RELATIONSHIP BETWEEN MEDSTONE AND THE COMPANY AFTER THE DISTRIBUTION

     UroGen was formed from the medical biology and small molecule pharmaceuticals divisions of Medstone which were started in 1991. Urogen Corp. was formed as a wholly owned subsidiary in June 1995. Since 1991, the Company has relied upon Medstone for financial support. The Company has also relied on Medstone for assistance with personnel management and financial administration. Upon completion of the Distribution, the Company will operate independently from Medstone.

INTERCOMPANY AGREEMENTS

     Prior to the Distribution, UroGen and Medstone entered into a Distribution Agreement, Administrative Services Agreement and Contribution Agreement (collectively, "the Intercompany Agreements"). The following are summaries of the principal provisions of such agreements. These summaries are qualified in their entirety by reference to the full text of such agreements, which have been filed as exhibits to the Registration Statement of which this Information Statement is a part.

DISTRIBUTION AGREEMENT

     Under the Distribution Agreement, immediately following the Distribution, nearly all of the UroGen Common Stock will be owned by stockholders of Medstone.

     The Distribution Agreement also provides that each party agrees to indemnify and hold the other harmless from certain liabilities, including claims resulting from any breach of representations and warranties made by the indemnifying party in connection with the Distribution.

     The Distribution Agreement provides that in connection with the transfer of assets and the assumption of liabilities relating to the separation of the businesses of UroGen and Medstone, UroGen and Medstone shall execute or cause to be executed various conveyancing and assumption instruments in such forms as the parties to the Distribution Agreement shall agree.

     Pursuant to the Distribution Agreement, Medstone agrees to obtain all consents, permits and authorizations necessary to transfer and to transfer to UroGen any assets associated with the UroGen business which have not been transferred by the Distribution Date. In addition, Medstone is to obtain consents, permits and authorizations necessary to permit UroGen to assume any liabilities associated with the UroGen business which have not been assumed by UroGen by the Distribution Date.

     The Distribution Agreement sets forth the respective obligations of Medstone and UroGen with respect to liabilities for taxes and tax returns and other tax related filings. In general, Medstone will be responsible for tax filings of UroGen and paying those taxes (other than taxes accrued on its financial statements) attributable to any taxable period (or that portion of any taxable period) ending on or before the Distribution Date. UroGen shall be responsible for filing its tax returns and paying its taxes attributable to periods (or portions of any taxable periods) commencing on or after the date immediately following the Distribution Date. In addition, the Distribution Agreement requires Medstone and UroGen to cooperate in preparing those filings which cover overlapping taxable periods that include the Distribution Date.

ADMINISTRATIVE SERVICES AGREEMENT

     Under the Administrative Services Agreement, Medstone will provide certain public reporting assistance services to UroGen and, under this agreement, Medstone may also provide to UroGen the use of certain facilities. In consideration for such services and use of such facilities, UroGen shall pay to Medstone an hourly fee of $100. Pursuant to the terms of the Administrative Services Agreement, UroGen and Medstone may contract employee services from each other for a period not to exceed two years following the Distribution Date.

CONTRIBUTION AGREEMENT

     Under the Contribution Agreement, Medstone will transfer to UroGen certain Medstone property, including certain intellectual property and other rights, used in connection with UroGen's business and will make a cash contribution of $500,000 to UroGen.

OTHER ARRANGEMENTS

     The Board of Directors of UroGen consists of Paul D. Quadros, Ivor Royston M.D. and Peter Bernardoni. Each member of the UroGen Board of Directors shall serve until the next Annual Meeting of UroGen stockholders, at which time all directors are subject to reelection.

                                  RISK FACTORS

     The following risk factors should be considered carefully, in addition to the other information contained in the Information Statement, in evaluating UroGen and its business prospects.

NEED FOR ADDITIONAL CAPITAL; UNCERTAINTY OF ADDITIONAL FUNDING; REPORT OF INDEPENDENT AUDITORS

     The Company's operations to date have consumed substantial amounts of cash. The negative cash flow from operations is expected to continue and to accelerate in the foreseeable future. The development of the Company's products will require a commitment of substantial funds to conduct the costly and time-consuming research, preclinical and clinical testing necessary to bring such products to market and to establish manufacturing and marketing capabilities. The Company's future capital requirements will depend on many factors, including scientific progress in its research and development programs, the ability of the Company to establish collaborative arrangements with others for drug development, progress with preclinical and clinical trials, the time and costs involved in obtaining regulatory approvals and effective commercialization activities.

     The Company expects that its existing capital resources, including the $500,000 capital contribution from Medstone, will enable the Company to maintain its current and planned operations for approximately the next six to twelve months. Thereafter, the Company will need to raise substantial additional capital to fund its operations. The Company intends to seek such additional funding either through collaborative arrangements or through public or private equity or debt financings. There can be no assurance that additional financing will be available on acceptable terms or at all. If additional funds are raised by issuing equity securities, further dilution to stockholders will result. If adequate funds are not available, the Company may be required to delay or reduce the scope of its operations or obtain funds through arrangements with collaborative partners or others that may require the Company to relinquish rights it may have acquired in the interim.

     Moreover, the Company's independent auditors have issued their report containing an explanatory paragraph which expresses substantial doubt regarding the Company's ability to continue as a going concern based on certain existing conditions. In particular, the realization of the Company's assets is dependent upon future events, the outcome of which is indeterminable. Additionally, successful completion of the Company's development program and its transition, ultimately, to attaining profitable operations is dependent upon obtaining additional financing adequate to fulfill its research and development activities, and achieving a level of revenues adequate to support the Company's cost structure.

NEWLY FORMED ENTITY WITHOUT OPERATING HISTORY

     The Company was formed in June 1995 and is in the early development stage and subject to all the risks inherent in the establishment of a new business enterprise. The Company's predecessor divisions were engaged solely in research and development activities and the Company may not generate significant revenues from operations for several years. The likelihood of success of the Company must be considered in light of the problems, expenses, complications and delays frequently encountered in connection with the development of a new business.

DEPENDENCE UPON UNDEVELOPED PRODUCTS; FOCUS ON NEW, COMPLEX AND UNCERTAIN TECHNOLOGIES

     With the exception of Prosmet(TM) 562, which has no proven economic value, the Company has no existing products or products in development. Moreover, the Company's research focus is centered around new, complex and high risk technologies with uncertain results, involving genetic engineering, immune engineering, use of antibody conjugates, synthesis or steroid and non-steroid androgen blocking agents, and development of time delay polymer chemistry to help control the pharmacokinetics of a range of large and small molecules. The success, to date, of many of these technologies in achieving their goals is controversial within the medical and scientific community and one or more of the technologies may ultimately prove ineffective in the Company's product development efforts. There is no assurance as to if, or when, the Company's future products will be successfully developed, or that any of them will prove to be safe and effective or will be profitably marketed.

     Although genetic research has been utilized by academic institutions and commercial entities to identify and characterize genes associated with certain disease states, the Company has not independently identified or characterized any genes under its research programs. To date, relatively few products based on genes have been developed and commercialized, and there can be no assurance that the Company, or other entities working in collaboration with the Company, will be able to develop commercial therapeutic products based upon genetic engineering.

DEPENDENCE ON FUTURE COLLABORATIONS

     The Company's strategy for the development, clinical testing, manufacturing and commercialization of its products includes entering into various collaborations with corporate partners, licensors, licensees and others. However, because the Company has no products currently in development, it has not formalized any collaborative arrangement with any other company to clinically test or commercialize its products. There can be no assurance that the Company will be able to negotiate collaborative arrangements in the future on acceptable terms, if at all, or that such collaborative arrangements will be successful. To the extent that the Company is not able to establish such arrangements, it would experience increased capital requirements to undertake such activities at its own expense. In addition, the Company may encounter significant delays in introducing its products into certain markets or find that the development, manufacture or sale of its products in such markets is adversely affected by the absence of such collaborative agreements.

HISTORY OF OPERATING LOSSES; ACCUMULATED DEFICIT

     The Company's predecessor divisions have experienced significant operating losses since their inception in 1991. As of September 30, 1995, the Company's balance sheet reflects an accumulated deficit of $3,707,406. The Company expects to incur significant additional operating losses over the next several years as the Company's research and development efforts expand. The Company's ability to achieve profitability depends upon its ability, alone or with others, to successfully complete development of pharmaceutical products, obtain required regulatory approvals and manufacture and market its products.

INTENSE COMPETITION; RAPID TECHNOLOGICAL CHANGE

     UroGen is engaged in business in a rapidly changing field. Existing products and therapies to treat prostate disorders will compete directly with the products that the Company is seeking to develop and market. Competition from fully integrated pharmaceutical companies and more established biotechnology companies is expected to increase. Most of these companies have significantly greater financial resources and expertise in research and development, manufacturing, preclinical and clinical testing, obtaining regulatory approvals and marketing than the Company. Smaller companies may also prove to be significant competitors, particularly through collaborative arrangements with large pharmaceutical companies. Many of these competitors have significant prostate and urological system products approved or in development and operate large, well-funded research and development programs. Academic institutions, governmental agencies and other public and private research organizations also conduct research, seek patent protection and establish collaborative arrangements for product and clinical development and marketing. These companies and institutions compete with the Company in recruiting and retaining highly qualified scientific and management personnel. In addition to the above factors, UroGen will face competition based on product efficacy, safety, the timing and scope of regulatory approvals, availability of supply, marketing and sales capability, reimbursement coverage, price and patent position. There is no assurance that the Company's competitors will not develop more effective or more affordable products, or achieve earlier patent protection or product commercialization than the Company. Additionally, there is no assurance that technologies developed by others will not render the potential products of the Company uneconomical or obsolete, or that the Company will be successful in marketing its potential products against such competitors.

GOVERNMENT REGULATION; NO ASSURANCE OF FDA MARKETING APPROVAL

     The production and marketing of the Company's products and its ongoing research and development activities will be subject to extensive regulation by numerous governmental authorities in the United States and other countries. Prior to marketing in the United States, any drug developed by the Company must undergo rigorous preclinical (animal) and clinical (human) testing and an extensive regulatory approval process implemented by the FDA under the Food, Drug and Cosmetic Act. Satisfaction of such regulatory requirements, which includes satisfying the FDA that the product is both safe and effective, typically takes several years or more depending upon the type, complexity and novelty of the product and requires the expenditure of substantial resources. Clinical trials are rigorously regulated. Preclinical studies must be conducted in conformance with the FDA's good laboratory practice ("GLP") regulations. Clinical testing must meet requirements for institutional review board oversight and informed consent, as well as FDA prior review, oversight and good clinical practice requirements. The Company has limited experience in conducting and managing the preclinical and clinical testing necessary to obtain regulatory approval. Clinical trials in the United States frequently require large numbers of test subjects. There can be no assurance that those conducting clinical trials for the Company will be able to initiate trials at preferred clinical test sites, recruit sufficient test subjects or that clinical trials will be started or completed successfully within any specified time period, if at all, with respect to any of the Company's products. Furthermore, the Company or the FDA may suspend clinical trials at any time if it is felt that the subjects participating in such trials are being exposed to unacceptable health risks. There can be no assurance that the Company will not encounter problems in clinical trials which will cause the Company or the FDA to delay or suspend clinical trials.

     There can be no assurance that any compound developed by the Company alone or in conjunction with others will prove to be safe and efficacious in clinical trials and will meet all of the applicable regulatory requirements needed to receive marketing approval. Before receiving FDA approval to market a product, the Company may have to demonstrate that the product represents an improved form of treatment compared to existing therapies. Data obtained from preclinical and clinical activities are susceptible to varying interpretations which could delay, limit or prevent regulatory approvals. In addition, delays or rejections may be encountered based upon additional government regulation from future legislation or administrative action or changes in FDA policy during the period of product development and FDA regulatory review. Similar delays may also be encountered in foreign countries. There can be no assurance that even after such time and expenditures, regulatory approval will be obtained for any products developed by the Company. If regulatory approval of a product is granted, such approval will be limited to those disease states and conditions for which the product is useful, as demonstrated through clinical studies. Furthermore, approval may entail ongoing requirements for postmarketing studies. Even if such regulatory approval is obtained, a marketed product, its manufacturer and its manufacturing facilities are subject to continual review and periodic inspections. The regulatory standards for manufacturing are currently being applied stringently by the FDA. Discovery of previously unknown problems with a product, manufacturer or facility may result in restrictions on such product or manufacturer, including withdrawal of the product from the market. Moreover, Congress has given drug pricing extensive scrutiny and is considering legislation to restrict price increases of pharmaceuticals, especially sales to the federal and state government. Legislation and regulations affecting the formula for pricing pharmaceuticals may change before the Company's products are approved for marketing.

     The Company intends to establish collaborative relationships to conduct clinical testing and seek regulatory approvals to market its products in major markets outside the United States. There can be no assurance that the Company will be successful in establishing such relationships or that such approvals will be received on a timely basis, if at all. Sales of pharmaceutical products outside of the United States are subject to regulatory requirements that vary widely from country to country. In the European Union ("EU"), the general trend has been towards coordination of common standards for clinical testing of new drugs, leading to changes in various requirements imposed by each EU country. The level of regulation in the EU and other foreign jurisdictions varies widely. The time required to obtain regulatory approval from comparable regulatory agencies in each foreign country may be longer or shorter than that required for FDA approval. In addition, in certain foreign markets, the Company may be subject to governmentally mandated prices. This foreign regulatory approval process includes all of the risks associated with FDA approval set forth above.

UNCERTAINTY OF AND NEED FOR THIRD PARTY REIMBURSEMENTS

     In both domestic and foreign markets, sales of the Company's products, if any, will depend, in part, on the availability of third party reimbursement payments from government agencies and private insurers, such as Blue Cross and the Medicare reimbursing agency (HCFA), for the costs of or charges for treatments utilizing the products. Third-party payors are increasingly challenging the price and cost-effectiveness of medical products and services. Significant uncertainty exists as to the reimbursement status of newly approved health care products. There can be no assurance that the Company's products will be considered cost effective or that adequate third-party reimbursement will be available to enable UroGen to maintain price levels sufficient to realize an appropriate return on its investment in product development. Before any product can be marketed in the United States, animal testing and extensive human clinical trials must be conducted to successfully demonstrate its safety and efficacy to the FDA. During the conduct of the clinical trials, there is no assurance that the Company will be successful in obtaining approvals for such reimbursement payments relating to the product. While reimbursement is customary for therapies the FDA allows to be marketed after they have been proven safe and effective, there is no assurance that approvals to reimburse for the costs of product treatments will be granted by third-party payors even if the Company is successful in obtaining necessary marketing approvals for a product from the FDA.

LACK OF MANUFACTURING EXPERIENCE; RELIANCE ON CONTRACT MANUFACTURERS

     The Company has no manufacturing facilities for clinical or commercial production of any compounds. The Company will rely on contract manufacturers to produce its compounds for research and development, preclinical and clinical purposes.

     The Company intends to establish arrangements with contract manufacturers to supply compounds for clinical trials as well the manufacture, packaging, labeling and distribution of finished products. If the Company is unable to contract for sufficient supply of its compounds on acceptable terms, the Company's preclinical and human clinical testing schedule would be delayed, resulting in the delay of submission of products for regulatory approval and initiation of new development programs, which would have a material adverse effect on the Company. If the Company should encounter delays or difficulties in establishing relationships with manufacturers to produce, package and distribute its finished products, market introduction and subsequent sales of such products would be adversely affected. Moreover, contract manufacturers that the Company may use must adhere to current good manufacturing practice ("GMP") regulations enforced by the FDA through its facilities inspection program. If these facilities cannot pass a pre-approval plant inspection, the FDA pre-market approval of the products will be adversely affected.

LACK OF MARKETING EXPERIENCE; DEPENDENCE ON THIRD PARTIES

     The Company has no experience in sales, marketing or distribution. To the extent the Company enters into co-promotion or other licensing arrangements, any revenues received by the Company will depend upon the efforts of third parties, and there can be no assurance that such efforts will be successful.

UNCERTAINTY OF PROTECTION OF PATENTS AND PROPRIETARY RIGHTS

     The Company's success will depend in part on its ability to obtain patents, maintain trade secrets and operate without infringing on the proprietary rights of others, both in the United States and other countries. The patent positions of biotechnology and pharmaceutical companies can be highly uncertain and involve complex legal and factual questions, and therefore the breadth of claims allowed in biotechnology and pharmaceutical patents cannot be predicted. There can be no assurance that patents issued to or licensed by the Company will not be challenged, invalidated or circumvented, or that the rights granted thereunder will provide proprietary protection or competitive advantages to the Company. To date, the Company has no licenses or patents.

     Competitors may have filed applications, may have been issued patents or may obtain additional patents and proprietary rights relating to products or processes competitive with those the Company may acquire or develop. There is a substantial backlog of biotechnology and pharmaceutical patents at the U.S. Patent and

Trademark Office. Accordingly, the time at which the Company's or competitors' patent applications will issue as patents cannot be predicted. Since patent applications in the United States are maintained in secrecy until patents issue, and since publication of discoveries in the scientific or patent literature often lags behind actual discoveries, the Company cannot be certain that it was the first to discover subject matter covered by its patent applications or patents or that it was the first to file patent applications for such inventions.

     The commercial success of the Company will also depend, in part, on not infringing on patents issued to others and not breaching the technology licenses upon which any Company products are based. It is uncertain whether any third-party patents will require the Company to alter its products or processes, obtain licenses or cease certain activities. A number of pharmaceutical companies, biotechnology companies, universities and research institutions have filed patent applications or received patents in the prostate field. Some of these applications or patents may be competitive with the Company's applications, or conflict in certain respects with claims made under the Company's applications. Such a conflict could result in a significant reduction of the coverage of the Company's patents, if issued. In addition, if patents are issued to others which contain competitive or conflicting claims and such claims are ultimately determined to be valid, the Company may be required to obtain licenses to these patents or to develop or obtain alternative technology. If any licenses are required, there can be no assurance that the Company will be able to obtain any such licenses on commercially favorable terms, if at all. The Company's breach of an existing license or failure to obtain a license to any technology that it may require to commercialize its products may have a material adverse impact on the Company. Litigation, which could result in substantial costs to the Company, may also be necessary to enforce any patents issued to the Company or to determine the scope and validity of third-party proprietary rights. If competitors of the Company prepare and file patent applications in the United States that claim technology also claimed by the Company, the Company may have to participate in interference proceedings declared by the PTO or litigation to determine priority of invention, which could result in substantial cost to the Company, even if the eventual outcome is favorable to the Company. There can be no assurance that the Company's patents, if issued, would be held valid and infringed by a court of competent jurisdiction. An adverse outcome with regard to a third party claim could subject the Company to significant liabilities to third parties, require disputed rights to be licensed from third parties or require the Company to cease using such technology.

     The Company also relies on secrecy to protect its technology, especially where patent protection is not believed to be appropriate or obtainable. Thus, UroGen will protect its proprietary technology and processes, in part, by confidentiality agreements with its employees, consultants and certain contractors. There can be no assurance that these agreements will not be breached, that the Company would have adequate remedies for any breach, or that the Company's trade secrets will not otherwise become known or be independently discovered by competitors.

RISK OF PRODUCT LIABILITY; CURRENT LACK OF AND POSSIBLE UNAVAILABILITY OF INSURANCE; POSSIBLE INADEQUATE LEVEL OF INSURANCE COVERAGE

     The Company's business will expose it to potential product liability risks that are inherent in the testing, manufacturing and marketing of human therapeutic products. The Company currently has no clinical trial liability insurance for its human clinical trials; and there can be no assurance that it will be able to obtain and maintain such insurance for all of its clinical trials. There can be no assurance that the Company will be able to obtain or maintain product liability insurance in the future on acceptable terms or with adequate coverage against potential liabilities.

RISKS ASSOCIATED WITH USE OF HAZARDOUS MATERIALS

     The Company's research and development will involve the controlled use of hazardous materials and chemicals. Although the Company believes that its safety procedures for handling and disposing of such materials will comply with the standards prescribed by state and federal regulations, the risk of accidental contamination or injury from these materials cannot be completely eliminated. In the event of such an accident, the Company could be held liable for any damages that result and any such liability could exceed the resources of the Company.

NO PRIOR MARKET; POSSIBLE VOLATILITY OF STOCK PRICE; POSSIBLE ILLIQUIDITY OF TRADING MARKET

     There has been no prior market for the Company's Common Stock and there can be no assurance that a public market for the Common Stock will develop or be sustained, especially in light of the transfer restrictions discussed above. See "The Distribution -- Manner of Effecting Distribution." In the absence of such a market, after the transfer restrictions lapse, purchasers of the Common Stock may experience substantial difficulty in selling their securities.

     Additionally, the market prices for securities of early stage biopharmaceutical companies, along with the Company's securities, if a market should develop, are likely to be highly volatile. Announcements of technological innovations or new commercial products by the Company or its present or potential competitors, developments concerning proprietary rights, developments in the Company's relationships with future collaborative partners, if any, adverse results in the Company's operating results, field or clinical tests, adverse litigation, unfavorable legislation or regulatory decisions, public concerns regarding the Company's products and general market conditions may have a significant impact on the Company's business and on any market price of the Company's Common Stock. Any market price of the Company's Common Stock will also be affected by general trends in the health care industry and other factors outside the control of the Company. In addition, the stock market is subject to price and volume fluctuations that affect the market prices for companies in general and small capitalization, high technology companies in particular, and are often unrelated to their operating performance.

     The Common Stock is not expected to be eligible for initial quotation on the Nasdaq Small Cap Market upon completion of the Distribution, and may be significantly less liquid than Common Stock or other securities listed on the Nasdaq Small Cap Market or the Nasdaq National Market. Moreover, if the Company should continue to experience losses from operations, it may be unable to achieve the standards for quotation on the Nasdaq Small Cap Market. Trading, if any, in the Common Stock will therefore be conducted in the over-the-counter market on an electronic bulletin board established for securities that do not meet the Nasdaq Small Cap Market listing requirements or in what are commonly referred to as the "pink sheets." As a result, stockholders would find it more difficult to dispose of, or to obtain accurate quotations as to the price of, the Company's securities. In addition, the Company's securities may be subjected to so-called "penny stock" rules that impose additional sales practice and market making requirements on broker-dealers who sell and/or make a market in such securities. This could affect the ability or willingness of broker-dealers to sell and/or make a market in the Company's securities and the ability of holders of the Company's securities to sell their securities in the secondary market.

DEPENDENCE UPON KEY PERSONNEL

     The Company's future success, if any, depends to a significant degree upon the continued service of key technical and senior management personnel, particularly Ivor Royston, M.D., the loss of any of whose services might significantly delay the Company's efforts. None of such persons is bound by an employment agreement or covered by an insurance policy of which the Company is the beneficiary. In addition, the Company will rely on consultants and advisors, including its scientific advisors, to assist the Company in formulating its research and development strategy. In order to pursue its product development and marketing plans, the Company may be required to hire additional qualified scientific personnel to perform research and development, as well as personnel with expertise in clinical testing, government regulation, manufacturing, and marketing. Product development and marketing may also require the addition of management personnel and the development of additional expertise by existing management personnel. The Company's future success depends on its ability to attract and retain such highly qualified technical and managerial personnel. Competition for such personnel is intense, and there can be no assurance that the Company will be able to retain its technical and managerial employees or attract, assimilate or retain highly qualified technical and managerial personnel in the future. If the Company is unable to hire the necessary technical personnel, its ability to develop new and enhanced products could be impaired. Failure to do so could have a material adverse effect upon the Company's business and results of operations. Further, a significant portion of the Company's research and development will be conducted under sponsored research programs with universities and other research organizations. The Company will depend on the availability of the principal investigator for each such program, and the Company cannot assure that these individuals or their research staffs will be available to conduct research and development. The Company's collaborators will not be employees of the Company. As a result, the Company has limited control over their activities and can expect that only limited amounts of their time will be dedicated to Company activities. The Company's collaborators may have relationships with other commercial entities, some of which could compete with the Company.

SEPARATION FROM MEDSTONE; POSSIBLE INABILITY TO MANAGE SEPARATE BUSINESS ENTITY

     The Company has operated as a wholly-owned subsidiary of Medstone since 1995. The Company has relied upon Medstone for financial support. As of September 30, 1995, there was an intercompany indebtedness of $3,852,465. In connection with the Distribution, the UroGen intercompany indebtedness will be forgiven and Medstone will make a cash contribution to the Company that will result in a net cash balance for the Company of $500,000. The Company has also relied on Medstone for assistance with personnel management and financial administration. Upon completion of the Distribution, the Company will no longer be able to rely on Medstone and will need to manage itself as a separate business entity, including obtaining independent sources of financing and successfully replacing administrative capability previously provided by Medstone.

                                 CAPITALIZATION

     The following table sets forth the capitalization of the UroGen division of Medstone, UroGen's predecessor, at September 30, 1995, the principal financial adjustments that will result from the Distribution and the proforma capitalization of UroGen after giving effect to the Distribution. UroGen has historically operated as a division of Medstone. The Distribution will result in the receipt by record holders of Medstone Common Stock of 5,516,528 shares of UroGen's outstanding Common Stock. Additionally, Medstone will transfer to UroGen capital equipment and other assets related to the research and development of pharmaceutical products, Medstone will invest $500,000 in UroGen, and Medstone will transfer the Prosmet(TM) 562, a proprietary prostate antibody. The proforma information may not reflect the capitalization of UroGen had UroGen been a stand-alone company as of September 30, 1995. This data should be read in conjunction with the historical and proforma financial statements and the related notes thereto included elsewhere herein.

                                                           ACTUAL       ADJUSTMENTS(1)  PROFORMA
                                                         ----------     -----------     --------
Division/Stockholders' equity (deficit):
Advances from Medstone.................................  $3,852,465     $(3,852,465)    $     --
Preferred stock, $.001 par value. Authorized 5,000,000
  shares; none issued or outstanding...................          --              --           --
Common Stock, $.001 par value. Authorized 40,000,000
  shares; none issued and outstanding at September 30,
  1995; 5,616,528 issued and outstanding proforma(2)...          --           5,617        5,617
Additional paid-in capital.............................          --         639,442      639,442
Accumulated deficit....................................  (3,707,406)      3,707,406           --
                                                         ----------     -----------     --------
     Total division/stockholders' equity (deficit).....     145,059         500,000      645,059
                                                         ----------     -----------     --------
          Total capitalization.........................  $  145,059     $   500,000     $645,059
                                                         ==========     ===========     ========

---------------
(1) This proforma adjustment, which assumes that the Distribution occurred as of September 30, 1995, reflects the forgiveness of intercompany debt resulting from the funding of operations between Medstone and UroGen and the initial capitalization of UroGen in the amount of $645,059, consisting of Medstone's contribution of $500,000 cash and $145,059 of other assets at September 30, 1995.

(2) Prior to the Distribution, the Company granted options to purchase 1,160,000 shares of UroGen Common Stock pursuant to its stock option plans. The Company has an additional 790,000 shares reserved for issuance under its stock plans. See "Executive Compensation -- Stock Plan" and
    "Management -- Compensation of Directors."

                                DIVIDEND POLICY

     The Company presently intends to retain earnings for use in its business and does not anticipate paying cash dividends in the foreseeable future.

                            SELECTED FINANCIAL DATA

     The following selected financial data of the UroGen division of Medstone, UroGen's predecessor, reflects UroGen's historical operation as a division of Medstone and should be read in conjunction with the Company's historical financial statements and proforma financial information and respective notes thereto included elsewhere in this Information Statement and "Management's Discussion and Analysis of Financial Condition and Results of Operations" following this section. This Financial data as of December 31, 1993 and 1994, and for each of the years in the three-year period ended December 31, 1994 have been derived from the audited financial statements of the Company, included elsewhere herein. The Financial data for all other periods and dates have been derived from unaudited financial statements of the Company. In the opinion of management, such unaudited financial statements reflect all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation. Such information at and for the nine month period ended September 30, 1995 should not be taken as indicative of the future results of operations or the future financial position of the Company as a stand-alone entity after the Distribution.

     The Distribution will result in the receipt by record holders of Medstone Common Stock of 5,516,528 shares of UroGen's outstanding Common Stock. Additionally, Medstone will transfer to UroGen capital equipment and other assets related to the research and development of pharmaceutical products, Medstone will invest $500,000 in cash in UroGen, and Medstone will transfer the Prosmet(TM) 562, a proprietary prostate antibody.

                                       PERIOD FROM
                                       JULY 1, 1991                                   NINE MONTHS ENDED
                                      (INCEPTION) TO    YEARS ENDED DECEMBER 31,        SEPTEMBER 30,
                                       DECEMBER 31,    --------------------------   ----------------------
                                           1991         1992      1993      1994        1994         1995
                                      --------------   -------   -------   ------   -------------   ------
                                                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
STATEMENT OF OPERATIONS DATA:
Revenues:
  Net laboratory sales..............      $   --       $   159   $   296   $   --       $  --       $   --
Costs and expenses:
  Cost of sales.....................          --           222       599       --          --           --
  Research and development..........         284         1,030     1,273      165         144           56
  Selling, general and
     administration.................          --            --       301      233         190           --
                                           -----       -------   -------   ------       -----       ------
Total costs and expenses:...........         284         1,252     2,173      398         334           56
                                           -----       -------   -------   ------       -----       ------
Loss from operations................        (284)       (1,093)   (1,877)    (398)       (334)         (56)
Income tax benefit..................          --            --        --       --          --           --
                                           -----       -------   -------   ------       -----       ------
Net loss............................      $ (284)      $(1,093)  $(1,877)  $ (398)      $(334)      $  (56)
                                           =====       =======   =======   ======       =====       ======
Proforma net loss per share(1)......                                       $ (.07)                  $ (.01)
                                                                           ======                   ======
Proforma weighted average shares
  outstanding(1)(2).................                                        5,617                    5,617

                                                           DECEMBER 31,
                                                  -------------------------------     SEPTEMBER 30,
                                                  1991     1992     1993     1994         1995
                                                  ----     ----     ----     ----     -------------
BALANCE SHEET DATA:
  Working capital...............................  $ --     $ 66     $ 23     $ --         $  --
  Total assets..................................    --      414      327      201           145
  Total division equity.........................    --      387      313      201           145

---------------
(1) Proforma net loss per share and proforma weighted average shares outstanding have been computed based on the assumption that 5,616,528 shares of the UroGen Common Stock were issued and outstanding during the nine months ended September 30, 1995 and the year ended December 31, 1994. The 5,616,528 shares represent the number of shares to be issued and outstanding after the Distribution.

(2) Prior to the Distribution, the Company granted options to purchase 1,160,000 shares of UroGen Common Stock pursuant to its stock option plans. The Company has an additional 790,000 shares reserved for issuance under its stock plans. See "Executive Compensation -- Stock Plan" and "Managment -- Compensation of Directors."

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

     UroGen (the "Company") is primarily engaged in the development of pharmaceuticals to treat prostate cancer. The Company was incorporated in Delaware on June 30, 1995 and has operated as two divisions of Medstone International, Inc. ("Medstone") since 1991. Revenues from operations came from one primary source, laboratory testing. In December 1993, the laboratory testing business was sold.

     The Company, a division of Medstone since its inception, has no independent operating history of its own and, to date, has generated an operating loss of $3,707,406. Accordingly, there can be no assurances that the Company will be able to generate sufficient revenue and cash flow to maintain its operations beyond the $500,000 cash contribution from Medstone. The Company must develop new products and raise substantial additional financing.

PLAN OF OPERATION

     The Company expects that its capital resources will enable it to maintain its current and planned operations for approximately the next six to twelve months. Thereafter, the Company will need to raise substantial additional capital to fund its operations. In conjunction with leading cancer research centers and universities, UroGen, in the next twelve months, will be actively pursuing opportunities to develop new prostate cancer therapies. The Company currently does not intend to acquire or sell any laboratory or other significant capital equipment.

     Depending on the Company's success in identifying promising opportunities in prostate cancer therapy, and if it is successful in attracting additional capital, UroGen could substantially increase its number of employees. However, it is the Company's current intention to use human resources on a part-time basis for the near-term if at all possible.

LIQUIDITY AND CAPITAL RESOURCES

     Currently, all the Company's operations have been funded by Medstone whereby the Company's cash needs have been met in full by Medstone and all cash collections from third-party accounts receivable have been deposited to Medstone's bank accounts with a corresponding credit to the intercompany account. The Company has an accumulated deficit of $3,707,406 since its inception and has never been profitable during its existence.

     The Company's operations to date have consumed substantial amounts of cash. The negative cash flow from operations is expected to continue and to accelerate in the foreseeable future. The development of the Company's products will require a commitment of substantial funds to conduct the costly and time-consuming research, preclinical and clinical testing necessary to bring such products to market and to establish manufacturing and marketing capabilities. The Company's future capital requirements will depend on many factors, including scientific progress in its research and development programs, the ability of the Company to establish collaborative arrangements with others for drug development, progress with preclinical and clinical trials, the time and costs involved in obtaining regulatory approvals and effective commercialization activities.

     The Company expects that its existing capital resources, including the $500,000 capital contribution from Medstone, will enable the Company to maintain its current and planned operations for approximately the next six to twelve months. Thereafter, the Company will need to raise substantial additional capital to fund its operations. The Company intends to seek such additional funding either through collaborative arrangements or through public or private equity or debt financings. There can be no assurance that additional financing will be available on acceptable terms or at all. If additional funds are raised by issuing equity securities, further dilution to stockholders will result. If adequate funds are not available, the Company may be required to delay or reduce the scope of its operations or obtain funds through arrangements with collaborative partners or others that may require the Company to relinquish rights it may have acquired in the interim.

                                    BUSINESS

     The Company was formed from the medical biology and small molecule pharmaceuticals divisions of Medstone to continue the effort, started in 1991, to develop pharmaceuticals to treat diseases in urology, with a particular interest in prostate cancer. In conjunction with leading cancer research centers and universities, UroGen will pursue opportunities to develop new therapies including drugs to stimulate the immune system, and novel small molecules. To assist urologists in effective disease management, UroGen will also seek opportunities in diagnostics, particularly of prostate cancer.

PROSTATE DISEASE

     The prostate is a chestnut-shaped gland that surrounds the urethra (the tube leading from the bladder). The function of the prostate is to secrete a thin, milky fluid into the urethra to join the semen and fluids from the seminal vesicles during ejaculation. Prostate secretions act to neutralize the seminal fluid and acidic secretions of the vagina.

     The prostate gland develops under the control of male hormones; it continues to respond to hormone growth factors throughout adult life. Thus with time and testosterone, enlargement of prostate tissue proceeds naturally. This condition is called Benign Prostatic Hyperplasia (BPH). It afflicts most men past the age of 45 to some degree.

     It is the cylindrical embrace of the urethra, caused by BPH, which is destined to cause many men to suffer. When the gland swells from infection or enlarges from natural overgrowth it pinches off urine flow. The resulting discomfort and dangerous obstruction sends over 400,000 men to their urologist each year.

     A prostate sugar protein called Prostate Specific Antigen, or PSA, inhibits the seminal fluid from coagulating. Antibody assays for PSA in patients' serum are an unfailing indication of the presence of prostate tissue. The PSA assay has become the standard blood test for prostate assessment. PSA plus a Digital Rectal Exam (DRE) and ultrasound-guided needle biopsies are often used to help diagnose prostate disease. However, there is no definitive, noninvasive diagnostic for prostate cancer nor any current diagnostic to determine if the cancer is localized in the prostate or has begun an early migration to other organs including bone tissue.

     Further degeneration of cellular growth control results in prostate cancer. Excluding skin cancers, prostate cancer is the most common malignancy in males and is second only to lung cancer in causing male cancer deaths. In 1995, approximately 260,000 new cases were diagnosed and there will be more than 40,000 deaths. The most aggressive form of prostate cancer usually spreads (metastasizes) to bone marrow, where it is almost always fatal. There is no known cure for metastatic prostate cancer.

     The August 1993 issue of the Journal of Urology describes an autopsy study at Wayne State University School of Medicine titled "The Frequency of Carcinoma and Intraepithelial Neoplasia of the Prostate in Young Male Patients." The report observes that "the initiating events leading to clinically relevant prostate cancers are likely to occur at a remarkably young age." It describes the "surprisingly high frequency of prostatic intraepithelial neoplasia and histological carcinoma in the prostates of young men." Finding microscopic, silent, multifocal carcinoma in many men and not having assays to predict mutagenic rate or metastatic events is creating a dilemma in modern urology. Most men die with pathologic evidence of prostate cancer.

     Metastatic prostate cancer is treated today by depriving the cells of their growth hormones to prevent or slow down cell division. Various physical and chemical techniques are available for blocking the production of testosterone and dihydrotestosterone, the androgen growth promoters for the prostate gland. Prostate cancer cells that depend upon androgens to grow enter a suicide pathway when deprived of these hormones. This is the reason for the dramatic response seen in many prostate cancer patents undergoing androgen ablation therapy. Eventually, androgen independent mutant clones develop that do not enter the programmed death pathway. They have been self selected to grow without systemic hormones. At the present time, there is no known way to eliminate this population of metastatic prostate cells.

RESEARCH FOCUS

GENETIC ENGINEERING TO REPROGRAM TARGET ORGAN CELLS AND IMMUNE CELLS.

     The genetic program in each cell controls its growth, development, and function. Modern molecular engineering allows scientists to change this program, a process called genetic engineering or gene therapy. Genetic engineering is a new and complex technology with uncertain results in many cases. There is controversy currently in the medical and scientific community as to the success to date of genetic engineering in achieving its goals.

     Genetic engineering employs different cell engineering technologies to permanently or temporarily alter the cell's program. In general, genetic information that is inserted into the nucleus of a dividing cell line will be permanent, while genetic code delivered to the cell's cytoplasm will function only as a temporary change. The cells can be engineered outside or inside the body. These techniques allow many new experiments to manipulate cell behavior, correct genetic defects, reduce the mutation rate, and stimulate the immune system.

IMMUNE ENGINEERING TO GENERATE INTOLERANCE TO INVADING CANCER CELLS.

     Vaccination to achieve immunity against infectious disease has been practiced as a medical art for over 200 years. It is only within the last 10 years that the molecular basis for immunity could be partially explained and harnessed more effectively. Much mystery remains, but enough is known to guide experimental science towards new vaccination techniques and new drugs that might harness the immune system to fight cancer.

     UroGen will explore experimental compounds and protocols that use patients' tumor cells, peripheral blood lymphocytes, and a combination of cytokines, lymphokines, lipids, proteins and sugar complexes to stimulate the patient's immune system to recognize tumors as abnormal or "non-self." There are two kinds of Lymphocytes, the main cell in the immune system, B Lymphocytes and T Lymphocytes. B Lymphocytes make specific antibodies when activated and T Lymphocytes become activated by specific infectious viruses. Cytokines are protein hormones made by cells of the immune system. When the protein hormones are made by lymphocytes they are called lymphokines. The healthy immune reaction directed against "non-self" tissue is one of the most powerful and precise destructive forces in biology.

ANTIBODY CONJUGATES FOR CURRENT DIAGNOSTICS AND FUTURE THERAPEUTIC BIOBULLETS.

     As part of the Distribution, UroGen will obtain Prosmet(TM) 562, a proprietary prostate antibody that has the ability to bind to metastatic prostate epithelial cells with specificity and sensitivity. The economic value of this molecule is not known at this time. However, if similar molecules show clinical promise, additional research and development of Prosmet(TM) 562 will be re-evaluated.

     The genetic information that codes the site specific portion of antibodies may have great value in assisting the management of immune tolerance in prostate metastatic cancer. These antibodies might have therapeutic value when conjugated to cytotoxic compounds like doxorubicin which kill cells after being ingested. Some recent success in chemotoxic antibody conjugates in animal cancer models has renewed interest in this high risk approach to cancer therapeutics.

SYNTHETIC CHEMISTRY TO CREATE NOVEL SMALL MOLECULE AND POLYMER DRUGS.

     UroGen will research linking antibodies to therapeutic agents. In addition, the Company is interested in synthesizing steroid and non-steroid androgen blocking agents as well as developing time delay polymer chemistry to help control the pharmacokinetics of a wide range of large and small molecules.

COMPETITION

     UroGen is engaged in business in a rapidly changing field. Existing products and therapies to treat prostate disorders will compete directly with the products that the Company is seeking to develop and market. Competition from fully integrated pharmaceutical companies and more established biotechnology companies is expected to increase. Most of these companies have significantly greater financial resources and expertise in research and development, manufacturing, preclinical and clinical testing, obtaining regulatory approvals and marketing than the Company. Smaller companies may also prove to be significant competitors, particularly through collaborative arrangements with large pharmaceutical companies. Many of these competitors have significant prostate and urological system products approved or in development and operate large, well-funded research and development programs. Academic institutions, governmental agencies and other public and private research organizations also conduct research, seek patent protection and establish collaborative arrangements for product and clinical development and marketing. These companies and institutions compete with the Company in recruiting and retaining highly qualified scientific and management personnel. In addition to the above factors, UroGen will face competition based on product efficacy, safety, the timing and scope of regulatory approvals, availability of supply, marketing and sales capability, reimbursement coverage, price and patent position. There can be no assurance that the Company's competitors will not develop more effective or more affordable products, or achieve earlier patent protection or product commercialization than the Company. Additionally, there can be no assurance that technologies developed by others will not render the potential products of the Company uneconomical or obsolete, or that the Company will be successful in marketing its potential products against such competitors.

GOVERNMENT REGULATION

     The production and marketing of the Company's products and its ongoing research and development activities will be subject to extensive regulation by numerous governmental authorities in the United States and other countries. Prior to marketing in the United States, any drug developed by the Company must undergo rigorous preclinical (animal) and clinical (human) testing and an extensive regulatory approval process implemented by the FDA under the Food, Drug and Cosmetic Act. Satisfaction of such regulatory requirements, which includes satisfying the FDA that the product is both safe and effective, typically takes several years or more depending upon the type, complexity and novelty of the product and requires the expenditure of substantial resources. Clinical trials are rigorously regulated. Preclinical studies must be conducted in conformance with the FDA's good laboratory practice ("GLP") regulations. Clinical testing must meet requirements for institutional review board oversight and informed consent, as well as FDA prior review, oversight and good clinical practice requirements. The Company has limited experience in conducting and managing the preclinical and clinical testing necessary to obtain regulatory approval. Clinical trials in the United States frequently require large numbers of test subjects. There can be no assurance that those conducting clinical trials for the Company will be able to initiate trials at preferred clinical test sites, recruit sufficient test subjects or that clinical trials will be started or completed successfully within any specified time period, if at all, with respect to any of the Company's products. Furthermore, the Company or the FDA may suspend clinical trials at any time if it is felt that the subjects participating in such trials are being exposed to unacceptable health risks. There can be no assurance that the Company will not encounter problems in clinical trials which will cause the Company or the FDA to delay or suspend clinical trials.

     There can be no assurance that any compound developed by the Company alone or in conjunction with others will prove to be safe and efficacious in clinical trials and will meet all of the applicable regulatory requirements needed to receive marketing approval. Before receiving FDA approval to market a product, the Company may have to demonstrate that the product represents an improved form of treatment compared to existing therapies. Data obtained from preclinical and clinical activities are susceptible to varying interpretations which could delay, limit or prevent regulatory approvals. In addition, delays or rejections may be encountered based upon additional government regulation from future legislation or administrative action or changes in FDA policy during the period of product development and FDA regulatory review. Similar delays may also be encountered in foreign countries. There can be no assurance that even after such time and expenditures, regulatory approval will be obtained for any products developed by the Company. If regulatory approval of a product is granted, such approval will be limited to those disease states and conditions for which the product is useful, as demonstrated through clinical studies. Furthermore, approval may entail ongoing requirements for postmarketing studies. Even if such regulatory approval is obtained, a marketed product, its manufacturer and its manufacturing facilities are subject to continual review and periodic inspections. The regulatory standards for manufacturing are currently being applied stringently by the FDA. Discovery of previously unknown problems with a product, manufacturer or facility may result in restrictions on such product or manufacturer, including withdrawal of the product from the market. Moreover, Congress has given drug pricing extensive scrutiny and is considering legislation to restrict price increases of pharmaceuticals, especially sales to the federal and state government. Legislation and regulations affecting the formula for pricing pharmaceuticals may change before the Company's products are approved for marketing.

     The Company intends to establish collaborative relationships to conduct clinical testing and seek regulatory approvals to market its products in major markets outside the United States. There can be no assurance that the Company will be successful in establishing such relationships or that such approvals will be received on a timely basis, if at all. Sales of pharmaceutical products outside of the United States are subject to regulatory requirements that vary widely from country to country. In the European Union ("EU"), the general trend has been towards coordination of common standards for clinical testing of new drugs, leading to changes in various requirements imposed by each EU country. The level of regulation in the EU and other foreign jurisdictions varies widely. The time required to obtain regulatory approval from comparable regulatory agencies in each foreign country may be longer or shorter than that required for FDA approval. In addition, in certain foreign markets, the Company may be subject to governmentally mandated prices. This foreign regulatory approval process includes all of the risks associated with FDA approval set forth above.

INTELLECTUAL PROPERTY

     The Company's success will depend in part on its ability to obtain patents, maintain trade secrets and operate without infringing on the proprietary rights of others, both in the United States and other countries. The patent positions of biotechnology and pharmaceutical companies can be highly uncertain and involve complex legal and factual questions, and therefore the breadth of claims allowed in biotechnology and pharmaceutical patents cannot be predicted. There can be no assurance that patents issued to or licensed by the Company will not be challenged, invalidated or circumvented, or that the rights granted thereunder will provide proprietary protection or competitive advantages to the Company. To date, the Company has no licenses or patents.

     Competitors may have filed applications, may have been issued patents or may obtain additional patents and proprietary rights relating to products or processes competitive with those the Company may acquire or develop. There is a substantial backlog of biotechnology and pharmaceutical patents at the U.S. Patent and Trademark Office. Accordingly, the time at which the Company's or competitors' patent applications will issue as patents cannot be predicted. Since patent applications in the United States are maintained in secrecy until patents issue, and since publication of discoveries in the scientific or patent literature often lags behind actual discoveries, the Company cannot be certain that it was the first to discover subject matter covered by its patent applications or patents or that it was the first to file patent applications for such inventions.

     The commercial success of the Company will also depend, in part, on not infringing on patents issued to others and not breaching the technology licenses upon which any Company products are based. It is uncertain whether any third-party patents will require the Company to alter its products or processes, obtain licenses or cease certain activities. A number of pharmaceutical companies, biotechnology companies, universities and research institutions have filed patent applications or received patents in the prostate field. Some of these applications or patents may be competitive with the Company's applications, or conflict in certain respects with claims made under the Company's applications. Such a conflict could result in a significant reduction of the coverage of the Company's patents, if issued. In addition, if patents are issued to others which contain competitive or conflicting claims and such claims are ultimately determined to be valid, the Company may be required to obtain licenses to these patents or to develop or obtain alternative technology. If any licenses are required, there can be no assurance that the Company will be able to obtain any such licenses on commercially favorable terms, if at all. The Company's breach of an existing license or failure to obtain a license to any technology that it may require to commercialize its products may have a material adverse impact on the Company. Litigation, which could result in substantial costs to the Company, may also be necessary to enforce any patents issued to the Company or to determine the scope and validity of third-party proprietary rights. If competitors of the Company prepare and file patent applications in the United States that claim technology also claimed by the Company, the Company may have to participate in interference proceedings declared by the PTO or litigation to determine priority of invention, which could result in substantial cost to the Company, even if the eventual outcome is favorable to the Company. There can be no assurance that the Company's patents, if issued, would be held valid and infringed by a court of competent jurisdiction. An adverse outcome with regard to a third party claim could subject the Company to significant liabilities to third parties, require disputed rights to be licensed from third parties or require the Company to cease using such technology.

     The Company also relies on secrecy to protect its technology, especially where patent protection is not believed to be appropriate or obtainable. Thus, UroGen will protect its proprietary technology and processes, in part, by confidentiality agreements with its employees, consultants and certain contractors. There can be no assurance that these agreements will not be breached, that the Company would have adequate remedies for any breach, or that the Company's trade secrets will not otherwise become known or be independently discovered by competitors.

FACILITIES

     The Company currently occupies an office within the facilities of the Sidney Kimmel Cancer Center in La Jolla, California for which the Company is not charged any rent in return for allowing the Center to use its laboratory equipment. The Company may eventually need additional laboratory, manufacturing and office space which may be available from the Center in the same facility on a fair rental base. Should space outside the Center facility be needed, the Company believes that adequate local industrial space will be available on reasonable terms to satisfy the Company's requirements.

EMPLOYEES

     The Company has no full-time employees. At present it will initially utilize certain personnel on a part-time basis to assist with administrative and accounting operations. The Company expects over time to retain full and part-time personnel and consultants to satisfy its research and development, marketing, production, regulatory and administrative staffing requirements.

LEGAL PROCEEDINGS

     The Company is not a party to any material litigation.

                                   MANAGEMENT

     The following table sets forth the name, age and position of each present executive officer and director of the Company.

              NAME                 AGE                           POSITION
---------------------------------  ---     ----------------------------------------------------
Paul D. Quadros..................  49      Chairman of the Board, Chief Financial Officer and
                                             Secretary
Ivor Royston, M.D................  50      President, Chief Executive Officer and Director
Peter F. Bernardoni..............  36      Director

     Paul D. Quadros has been the Company's Chairman of the Board, Chief Financial Officer and Secretary since the Company's formation in June 1995. From June 1994 to May 1995 Mr. Quadros served as Senior Vice President and Chief Financial Officer of Thermatrix, Inc., a manufacturer of pollution control equipment. Prior to joining Thermatrix, Mr. Quadros was, from January, 1985 an officer and from April 1986 a General Partner of Technology Funding, a venture capital management organization. From April 1986 through May 1994, Mr. Quadros was a member of Technology Funding's Commitments Committee, serving as its Chairman from 1987-1990. During his affiliation with Technology Funding he also served as Director of Research and Director of Equity Investments. From 1991-1994 Mr. Quadros was Chairman of Technology Funding's Medical Investment Committee and was actively involved in managing Technology Funding's healthcare portfolio. Mr. Quadros has served as a director of several private companies and two public companies, Medstone International, Inc. from 1988-1995 and Cardiac Science from 1991 to present.

     Prior to joining Technology Funding in 1985 Mr. Quadros was Executive Vice President of AMREAL Securities Corp., an affiliate of Home Federal Savings and Loan. Before joining AMREAL in April 1984, Mr. Quadros was a Senior Vice President of Public Storage, Inc., a national real estate developer. Prior to joining Public Storage in 1981, Mr. Quadros was Assistant Treasurer of The Times Mirror Company, where he served for seven years in several corporate finance positions. Mr. Quadros began his career as a securities analyst and institutional portfolio manager. Mr. Quadros has a B.A. in Finance from California State University at Fullerton and an M.B.A. from the UCLA Graduate School of Management.

     Ivor Royston, M.D. has been President, Chief Executive Officer and a Director since the Company's formation in June, 1995. Dr. Royston is the President and Chief Executive Officer of the Sydney Kimmel Cancer Center (formerly the San Diego Regional Cancer Center) a position he has held since founding the Center in 1990. He is also a General Partner of Forward Ventures, a life science venture capital firm. From 1977 to 1993 Dr. Royston held various positions in academic medicine at the University of California, San Diego (UCSD) School of Medicine, including Assistant Professor of Medicine from 1977-1982 and Associate Professor of Medicine from 1982-1990. In addition, Dr. Royston served as Director, Clinical Immunology Program at the UCSD Cancer Center and Chief of Oncology at the San Diego VA Medical Center.

     Dr. Royston is Associate Editor of the Cancer Gene Therapy, and the Journal of Clinical Laboratory Analysis; Antibody, Immunoconjugates & Radio Pharmaceuticals. He serves on the Editorial Board of Hybridoma and Molecular Biology of Cancer. Dr. Royston served on the Advisory Board of CRC Critical Reviews in Oncology/Hematology and is a frequent reviewer for the journals Cancer Research, Blood, and the Journal of Clinical Oncology.

     Dr. Royston is the holder of six patents and is a member of eleven medical and scientific Societies and has published more than 100 scientific papers.

     Dr. Royston was a founder and Director of Hybritech, Inc., GeneSys Therapeutics Corporation and IDEC Pharmaceuticals, Inc. He has served on the Board of Directors of Unisyn Technologies, Inc., Medstone International, Inc., Sequana Therapeutics, Inc., and Corixa, Inc. He also serves on the Scientific Advisory Board of PRIZM Pharmaceuticals, Inc. Dr. Royston currently serves on the Board of Directors of Combichem, Inc., GenQuest, Inc. and First Dental Health, Inc.

     Dr. Royston received a B.A. in Human Biology from Johns Hopkins University and an M.D. from the Johns Hopkins School of Medicine. He later trained in internal medicine and oncology at Stanford University and is board certified in both Internal Medicine and Medical Oncology.

     Peter F. Bernardoni is a Partner of Technology Funding. Mr. Bernardoni joined Technology Funding as an Investment Officer in 1988, was elected a Vice President in 1992 and a Partner in 1994. Mr. Bernardoni has served as a member of the Commitments Committee since 1994 and as Chairman of Technology Funding's Medical Investment Committee since 1994. Prior to joining Technology Funding, Mr. Bernardoni was employed for six years by IBM and served in several capacities including design engineer and as a manager for large scale information systems in major pharmaceutical and hospital accounts.

     Mr. Bernardoni has served as a director of several private and one public company, PolyMedica. He currently serves on the board of Endocare, Inc., Circadian, Reflection Technologies, Adesso Specialty Services, and Portable Energy Products.

     Mr. Bernardoni has a B.S.M.E. from Santa Clara University and an M.S.M.E. from Stanford University.

EXECUTIVE COMPENSATION

     The Company presently pays no cash compensation to its officers or directors.

SCIENTIFIC ADVISORY BOARD

     The Company plans to establish a Scientific Advisory Board ("SAB") to give guidance to the scientific and technology strategies of the Company. The members of the SAB will advise and consult with the Company's management on an informal basis from time to time on scientific and technical matters in their respective areas of expertise. Members of the SAB may perform consulting services for the Company, for which they may receive cash or other compensation.

COMPENSATION OF DIRECTORS

     Directors are elected annually. The Company does not compensate its directors for their services as such. However, directors are reimbursed for their out of pocket expenses in attending Board meetings and each of the Company's non-employee directors participates in the 1995 Director Option Plan.

UROGEN CORP. 1995 DIRECTOR OPTION PLAN

GENERAL

     The 1995 Director Option Plan (the "Director Plan") was adopted by the Board in October 1995 and approved by the stockholders in November 1995, to provide automatic, nondiscretionary grants of options to non-employee directors ("Outside Directors") of the Company. A total of 100,000 shares of Common Stock has been reserved for issuance under the Director Plan.

     The Director Plan provides that each Outside Director is automatically granted an option to purchase 10,000 shares of UroGen Common Stock upon his or her initial election or appointment as an Outside Director (an "Initial Option"). Subsequently, each Outside Director who has served for at least six months will be granted an additional option to purchase 5,000 shares of UroGen Common Stock on December 31 of each year so long as he or she remains an Outside Director (a "Subsequent Option").

     The Board may amend the Director Plan at any time, or may terminate it without approval of the stockholders. However, no such action by the Board may unilaterally alter or impair any option previously granted under the Director Plan without the consent of the optionee. Unless terminated sooner by the Board, the Director Plan will terminate in October 2005.

     The exercise price of options granted to Outside Directors must be the fair market value of UroGen Common Stock on the date of grant. Options granted to Outside Directors have ten-year terms, subject to an Outside Director's continued service as a director. An Initial Option granted to the Outside Directors vests over three years at the rate of one-third per year, and a Subsequent Option vests in full one year from its grant date.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     In the event any change is made in the Company's capitalization, such as a stock split or stock dividend, which results in a greater or lesser number of shares of UroGen Common Stock, appropriate adjustment will be made in the option price and in the number of shares subject to the options. In the event of the proposed dissolution or liquidation of the Company, to the extent that an option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. In the event of the merger or sale of substantially all of the assets of the Company, all outstanding options will be assumed or substituted for by the successor corporation, or if they are not assumed or substituted for, they will become fully vested unless the Board determines otherwise.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has a Compensation Committee and an Audit Committee. The Compensation Committee is comprised of all three directors and is authorized to review and approve the Company's executive compensation policy and to administer the Company's stock option plans. The Compensation Committee was formed in October 1995. The Audit Committee is comprised of Mr. Bernardoni and is authorized to select and recommend to the Board of Directors a firm of independent auditors, to monitor the effectiveness of the Company's internal financial and accounting controls and financial reporting, and to oversee the annual audit process. The Audit Committee was formed in October 1995. There is no nominating committee or any other committee performing the duties of a nominating committee.

                             EXECUTIVE COMPENSATION

     It is not currently contemplated that the Company's Chief Executive Officer, Ivor Royston, will be compensated during fiscal 1996, and to date he has not received any salary from UroGen. He will not receive any other compensation other than 773,333 shares subject to options granted in November 1995. None of the Company's executive officers has an annual salary over $100,000.

STOCK PLAN

UROGEN CORP. 1995 STOCK OPTION PLAN

GENERAL

     The UroGen 1995 Stock Option Plan (a "UroGen Stock Plan") authorizes the Board of Directors (the "Board"), or one or more committees which the Board may appoint from among its members (the "Committee"), to grant options and rights to purchase Common Stock. Options granted under the UroGen 1995 Plan may be either "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options, as determined by the Board or the Committee.

OPTION GRANTS TO DATE

     Prior to the Distribution Date, the Company granted options to purchase 1,160,000 shares of Common Stock.

PURPOSE

     The general purpose of the UroGen 1995 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, consultants and directors and to promote the success of the Company's business.

ADMINISTRATION

     The UroGen 1995 Plan may be administered by the Board or the Committee. Subject to the other provisions of the UroGen 1995 Plan, the Board has the authority to: (i) interpret the plan and apply its provisions; (ii) prescribe, amend or rescind rules and regulations relating to the plan; (iii) select the persons to whom options and rights are to be granted; (iv) determine the number of shares to be made subject to each option and right; (v) determine whether and to what extent options and rights are to be granted; (vi) prescribe the terms and conditions of each option and right (including the exercise price, whether an option will be classified as an incentive stock option or a nonstatutory option and the provisions of the stock option or stock purchase agreement to be entered into between the Company and the grantee); (vii) amend any outstanding option or right subject to applicable legal restrictions; (viii) authorize any person to execute, on behalf of the Company, any instrument required to effect the grant of an option or right; and (ix) take any other actions deemed necessary or advisable for the administration of the UroGen 1995 Plan. All decisions, interpretations and other actions of the Committee shall be final and binding on all holders of options or rights and on all persons deriving their rights therefrom.

ELIGIBILITY

     The UroGen 1995 Plan provides that options and rights may be granted to the Company's officers, employees, and consultants. Incentive stock options may be granted only to officers and employees. Any optionee who owns more than 10% of the combined voting power of all classes of outstanding stock of the Company (a "10% Stockholder") is not eligible for the grant of an incentive stock option unless the exercise price of the option is at least 110% of the fair market value of the Common Stock on the date of grant.

TERMS AND CONDITIONS OF OPTIONS

     Each option granted under the UroGen 1995 Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

     (a) Exercise Price. The Board or the Committee determines the exercise price of options to purchase shares of Common Stock at the time the options are granted. However, excluding options issued to persons who, at the time of grant, own stock representing 10% of the voting power of all classes of stock of the Company ("10% Shareholders"), the exercise price under an incentive stock option must not be less than 100% of the fair market value of the Common Stock on the date the option is granted, and the exercise price under a nonstatutory option must not be less than 85% of the fair market value of the Common Stock on the date the option is granted. If the Common Stock is listed on any established stock exchange or a national market system, the fair market value shall be the closing sale price for such stock (or the closing bid if no sales were reported) on the date the option is granted. If the Common Stock is traded on the over-the-counter market, the fair market value shall be the mean of the high bid and high asked prices on the date the option is granted.

     (b) Form of Consideration. The means of payment for shares issued upon exercise of an option is specified in each option agreement and generally may be made by cash, check, a full-recourse promissory note, other shares of Common Stock of the Company owned by the optionee, delivery of an exercise notice together with irrevocable instructions to a broker to deliver the exercise price to the Company from sale or loan proceeds, or by a combination thereof.

     (c) Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. However, in no event shall an option granted under the UroGen 1995 Plan be exercised more than 10 years after the date of grant. Moreover, in the case of an incentive stock option granted to a 10% Shareholder, the term of the option shall be for no more than five years from the date of grant.

     (d) Termination of Employment. If an optionee's employment terminates for any reason (other than death or permanent disability), then all options held by such optionee under the UroGen 1995 Plan expire upon the earlier of (i) such period of time as is set forth in his or her option agreement (but not to exceed ninety days after the termination of his or her employment in the event of an incentive stock option) or (ii) the expiration date of the option. The optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable at the time of termination of employment.

     (e) Permanent Disability. If an employee is unable to continue employment with the Company as a result of permanent and total disability (as defined in the Code), then all options held by such optionee under the UroGen 1995 Plan shall expire upon the earlier of (i) 12 months after the date of termination of the optionee's employment or (ii) the expiration date of the option. The optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable at the time of termination of employment.

     (f) Death. If an optionee dies while employed by the Company, his or her option shall expire upon the earlier of (i) 12 months after the optionee's death or (ii) the expiration date of the option. The executors or other legal representative or the optionee may exercise all or part of the optionee's option at any time before such expiration to the extent that such option was exercisable at the time of death.

     (g) Termination of Options. Each stock option agreement will specify the term of the option and the date when all or any installment of the option is to become exercisable. Notwithstanding the foregoing, however, the term of any incentive stock option shall not exceed 10 years from the date of grant. No options may be exercised by any person after the expiration of its term.

     (h) Nontransferability of Options. During an optionee's lifetime, his or her option(s) shall be exercisable only by the optionee and shall not be transferable other than by will or laws of descent and distribution.

     (i) Value Limitation. If the aggregate fair market value of all shares of Common Stock subject to an optionee's incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory options.

     (j) Other Provisions. The stock option agreement may contain such terms, provisions and conditions not inconsistent with the UroGen 1995 Plan as may be determined by the Board or Committee.

STOCK PURCHASE RIGHTS

     The UroGen 1995 Plan permits the Company to grant rights to purchase Common Stock either alone or in tandem with other awards granted under the UroGen 1995 Plan and/or cash awards made outside of the UroGen 1995 Plan. The offer of a right must be accepted within six months of its grant by the execution of a restricted stock purchase agreement between the Company and the offeree and the payment of the purchase price of the shares. Unless the Board or Committee determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon termination of the purchaser's employment or consulting relationship with the Company. The purchase price for any shares repurchased by the Company shall be the original price paid by the purchaser. The repurchase option shall lapse at such rate as the Board or Committee may determine.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION, CORPORATE TRANSACTIONS

     In the event that the stock of the Company is changed by reason of any stock split, reverse stock split, stock dividend, recapitalization or other change in the capital structure of the Company, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the UroGen 1995 Plan, the number and class of shares of stock subject to any option or right outstanding under the UroGen 1995 Plan, and the exercise price of any such outstanding option or right. Any such adjustment shall be made upon approval of the Board and, if required, the stockholders of the Company, whose determination shall be conclusive. Notwithstanding the above, in connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option and right shall be assumed or an equivalent option or right substituted by a successor corporation. If the successor corporation does not assume the options or substitute substantially equivalent options, or if the Board determines in its sole discretion that the options should not continue to be outstanding, then the exercisability of all outstanding options and rights shall be automatically accelerated. In the event of a Change in Control of the Company (as such term is defined in the UroGen 1995 Plan, and which includes a merger or a sale of all or substantially all of the Company's assets), if the Board so determines in its discretion, outstanding options and rights shall have their exercisability fully accelerated and/or the option and stock purchase right holders may be paid in cash the excess of the change in control price over the option or right exercise price.

AMENDMENT, SUSPENSIONS AND TERMINATION OF THE UROGEN 1995 PLAN

     The Board may amend, suspend or terminate the UroGen 1995 Plan at any time; provided, however, that stockholder approval is required for any amendment to the extent necessary to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ("Rule 16b-3") or Section 422 of the Code, or any similar rule or statute. In any event, the UroGen 1995 Plan will terminate automatically in 2005.

FEDERAL TAX INFORMATION

     Options granted under the UroGen 1995 Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

     An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% Shareholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

     The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

     THE FOREGOING IS A SUMMARY OF THE MATERIAL EFFECTS OF FEDERAL INCOME TAXATION UPON THE OPTIONEE AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE UROGEN 1995 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE OPTIONEE'S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH AN OPTIONEE MAY RESIDE.

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of UroGen Common Stock to be owned immediately following the Distribution by (i) the holders of more than 5% of the UroGen Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company and
(iv) all directors and executive officers of the Company as a group.

                                                                          SHARES OF UROGEN
                                                                         COMMON STOCK OWNED
                                                                          OR TO BE RECEIVED
                                                                     ---------------------------
                NAME OF PERSON OR IDENTITY OF GROUP                  NUMBER(1)           PERCENT
-------------------------------------------------------------------  ---------           -------
Errol Payne........................................................   459,059              8.2%
  100 Columbia, Suite 100
  Aliso Viejo, CA 92656
Hathaway & Associates, Ltd.........................................   375,000              6.7%
  119 Rowayton Avenue
  Rowayton, CT 06853
Peter Bernardoni...................................................   211,351(2)           3.8%
  2000 Alameda de las Pulgas
  San Mateo, CA 94402
Paul Quadros.......................................................    20,000                *
  11099 North Torrey Pines Road
  Suite 292
  La Jolla, CA 92037
Ivor Royston, M.D..................................................        --               --
  3099 Science Park Road, Suite 200
  San Diego, CA 92121
All executive officers and directors
  as a group (3 persons)...........................................   231,351              4.1%

---------------
  * Less than 1% of outstanding shares of the Company's Common Stock.
(1) All such shares were held of record with sole voting and investment power, subject to applicable community property laws, by the named individual and/or by his wife, except as indicated in the following footnote.

(2) Includes 211,351 shares held by Technology Funding Partners I. Technology Funding, Inc. and Technology Funding Ltd. (together "Technology Funding"), of which Peter Bernardoni is an officer or partner, are the managing general partners of Technology Funding Partners I. Technology Funding and Mr. Bernardoni are entitled to exercise voting and investment power with respect to all shares owned by Technology Funding Partners I and therefore are deemed to be beneficial owner of such shares.

                          DESCRIPTION OF CAPITAL STOCK

AUTHORIZED SHARES

     Under the Company's Certificate of Incorporation ("Certificate" or "Certificate of Incorporation"), the authorized capital stock of the Company consists of 40,000,000 shares of Common Stock, par value $.001 per share, and 5,000,000 shares of Preferred Stock, $.001 par value per share (the "UroGen Preferred Stock"). Immediately prior to the Distribution, Medstone owns all outstanding shares of UroGen Common Stock and there are outstanding options to purchase up to 1,160,000 shares of UroGen Common Stock. No shares of UroGen Preferred Stock have been issued. Immediately after the Distribution, based on the number of shares of Medstone Common Stock outstanding as of December 29, 1995 (with a distribution ratio of one share of UroGen Common Stock for every one share of Medstone Common Stock), approximately 5,616,528 shares of UroGen Common Stock and no shares of the UroGen Preferred Stock will be issued and outstanding. Medstone will own 100,000 shares of Common Stock after the Distribution.

COMMON STOCK

     Holders of UroGen Common Stock are entitled to one vote for each share on all matters voted on by stockholders. The first annual meeting of stockholders is expected to be held during 1997.

     All shares of UroGen Common Stock to be distributed will be fully paid and nonassessable. Holders of UroGen Common Stock do not have any subscription, redemption or conversion privileges. Subject to the preferences or other rights of any UroGen Preferred Stock that may be issued from time to time, holders of Common Stock are entitled to participate ratably in dividends on the UroGen Common Stock as are declared by the Board of Directors. Holders of UroGen Common Stock are entitled to share ratably in all assets available for distribution to stockholders in the event of liquidation or dissolution of the Company, subject to distribution of the preferential amount, if any, to be distributed to holders of UroGen Preferred Stock.

PREFERRED STOCK

     The Company's Certificate of Incorporation authorize the Board, without any vote or action by the holders of UroGen Common Stock, to issue UroGen Preferred Stock from time to time in one or more series. The Board is authorized to determine the number of shares and designation of any series of UroGen Preferred Stock and the dividend rights, dividend rate, conversion rights and terms, voting rights (full or limited, if any), redemption rights and terms, liquidation preferences and sinking fund terms of any series of UroGen Preferred Stock. Issuances of UroGen Preferred Stock would be subject to the applicable rules of the NASD or other organizations on whose systems the stock of the Company may then be quoted or listed. Depending upon the terms of UroGen Preferred Stock established by the Board, any or all series of UroGen Preferred Stock could have preference over the UroGen Common Stock with respect to dividends and other distributions and upon liquidation of the Company. Issuance of any such shares with voting powers, or issuance of additional shares of UroGen Common Stock, would dilute the voting power of the outstanding UroGen Common Stock.

NO PREEMPTIVE RIGHTS

     No holder of any capital stock of the Company has any preemptive right to subscribe for or purchase any securities of any class or kind of the Company.

TRADING OF UROGEN COMMON STOCK

     No Established Public Market for Shares and Transfer Restriction. No market for the Company's shares presently exists and no assurance can be given that any active trading market will develop or be sustained. None of the shares of the Company issued in this Distribution may be transferred before December 31, 1997 unless such restriction is earlier terminated by the Company as to all such shares, except for the following transfers: (i) transfers by gift, will, bequest or the applicable laws of descent and distribution; (ii) non-sale distributions by partnerships, corporations or trusts to their partners, shareholders or beneficiaries; (iii) transfers to the Company; and (iv) transfers pursuant to qualified domestic relations order as defined by the code or the rules thereunder. In the case of any such permitted transfers, the shares in the hands of the transferees will continue to be subject to the same transfer restriction.

     Promptly following the Distribution Date, the Company intends to file a registration statement under the 1933 Act to register the offer and sale of an aggregate of approximately 1,950,000 shares (including 1,160,000 shares which will be subject to outstanding options as of the Distribution Date) shares of UroGen Common Stock under the UroGen 1995 Plan and the Director Plan. See "Executive Compensation -- Stock Plan" and "Management -- Compensation of Directors."

TRANSFER AGENT AND REGISTRAR

     U.S. Stock Transfer, Glendale, California, will be the transfer agent and registrar for the UroGen Common Stock immediately following the Distribution.

         ANTI-TAKEOVER EFFECTS OF THE COMPANY'S CERTIFICATE AND BYLAWS

     The Company's Certificate of Incorporation and Bylaws are designed to discourage certain types of transactions that may involve an actual or threatened change of control of the Company and to encourage any person who might seek to acquire control of the Company to negotiate with the Company's Board of Directors. The Company believes that generally the interests of the Company's stockholders would be served best if any change in control results from negotiations with its Board of the proposed terms, such as the price to be paid, the form of consideration and the anticipated tax effects of the transaction.

     The provisions described herein are designed to reduce the vulnerability of the Company to an unsolicited proposal for a takeover of the Company that does not contemplate the acquisition of all its outstanding shares of capital stock at an adequate price or is otherwise unfair to its stockholders or an unsolicited proposal for the restructuring or sale of all or part of the Company. The Company believes that, as a general rule, such proposals would not be in the best interests of the Company and its stockholders. However, to the extent that these provisions do not discourage takeover attempts, they could make it more difficult to accomplish transactions that are opposed by the incumbent Board and could deprive stockholders of opportunities to realize temporary takeover premiums for their shares or other advantages that large accumulations of stock would provide.

     The description below is a summary of material terms and is qualified in its entirety by reference to the Company's Certificate of Incorporation and Bylaws filed as exhibits to the Company's Registration Statement on Form 10-SB, of which this Information Statement is a part.

NUMBER OF DIRECTORS; REMOVAL; VACANCIES

     The Company's Bylaws provide that the number of directors shall not be less than three nor more than seven. The exact number of directors is set in accordance with the Bylaws by resolution from time to time of a majority of the entire Board. Interim vacancies on the Board or vacancies created by an increase in the number of directors, may be filled by a majority of the directors then in office.

STOCKHOLDER ACTION

     The Company's Certificate of Incorporation requires all stockholder action to be taken at an annual or special meeting of stockholders and prohibits stockholder action by written consent. The Bylaws of the Company also provide that special meetings of stockholders can be called by the Chairman or the President, and the Board of Directors by majority vote.

     The provisions prohibiting stockholder action by written consent and limiting the ability of minority stockholders to call a special meeting may have the effect of delaying consideration of a stockholder proposal until the next annual meeting of the stockholders unless a special meeting is called for such purpose.

     Any call for a special meeting must specify the matters to be acted upon at the meeting. Stockholders are not permitted to submit additional matters or proposals for consideration of any special meeting.

STOCKHOLDER PROPOSALS

     The Company's Bylaws establish an advance notice procedure for nominations (other than by or at the direction of the Board) of candidates for election as directors at, and for proposals to be brought before, an annual meeting of stockholders of the Company. Subject to any applicable requirements, only such nominations may be considered and such business may be conducted at an annual meeting as has been brought before the meeting by or at the direction of the Board or by a stockholder who has given to the Secretary of the Company timely written notice, in proper form, of the same.

     To be timely, notice of nominations or other business to be brought before an annual meeting must be received by the Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary of the preceding year's annual meeting or, if the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, such notice must be received not earlier than 90 days prior to such annual meeting and not later than the close of business on the later of: (i) the 60th day prior to the annual meeting or (ii) the 10th day following the day on which public announcement of the date of the meeting is first made.

     Each notice must set forth (i) the name and address, as it appears on the books of the Company, of the stockholder who intends to make the nomination or proposal and of any beneficial owner on whose behalf the nomination or proposal is made and (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and beneficial owner. In addition, in the case of a stockholder proposal, the notice shall set forth a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such stockholder or beneficial owner in that proposed business.

     In the case of a nomination of any person for election as a director, the notice must set forth (i) all information regarding the nominee proposed by the stockholder that would be required to be included in a proxy statement filed pursuant to the proxy statement as a candidate for election and to serve as a director of the Company if elected.

     This provision is designed to facilitate planning for the conduct of the Company's annual meeting of stockholders and to provide time for proposals to be evaluated fully. It may have the effect of precluding a nomination or the conduct of business at a particular meeting if the proper procedures are not followed and may deter a potential acquiror from conducting a solicitation of proxies to elect its own slate of directors of otherwise attempting to obtain control of the Company, even if the conduct of such solicitation or such attempt might be beneficial to the Company and its stockholders.

PREFERRED STOCK AND ADDITIONAL COMMON STOCK

     Under the Company's Certificate of Incorporation, the Board has authority to provide by resolution for issuance of shares of one or more series of UroGen Preferred Stock. The Board is authorized to fix by resolution the terms and conditions of each series. See "Description of Capital Stock -- Preferred Stock." The Board also may issue additional shares of authorized but unissued shares of UroGen Common Stock.

     The Company believes that the availability of UroGen Preferred Stock will provide the Company with increased flexibility to facilitate possible future financings and acquisitions and will allow the Company to better meet other corporate needs that might arise. The authorized shares of UroGen Preferred Stock, as well as authorized but unissued shares of UroGen Common Stock, will be available for issuance without the expense and delay of stockholder action, unless stockholder action is required by applicable law or the rules of the NASD or other stock exchange or organization on which any class of stock of the Company may then be quoted or listed.

     These provisions give the Board of Directors the power to approve the issuance of a series of UroGen Preferred Stock, or additional UroGen Common Stock, with terms that could either impede or facilitate the completion of a merger, tender offer or other takeover attempt. For example, the issuance of new shares might impede a business combination if the terms of those shares include series voting rights that would enable a holder to block business combinations, or the issuance of new shares might facilitate a business combination if those shares have general voting rights sufficient to cause an applicable percentage vote required to be satisfied. The Board of Directors of the Company will make any determination regarding issuance of additional shares based on its judgment as to the best interest of its stockholders, customers, employees or other constituencies.

CONTROL SHARE ACQUISITION STATUTE

     The Company is subject to Section 203 of the Delaware General Corporation Law ("Section 203"). Section 203 prohibits a publicly held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless (i) prior to such date, the board of directors of the corporation approves either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owns at least 85% of the outstanding voting stock excluding certain shares held by employee director and employee stock plans, or (iii) on or after the consummation date, the business combination is approved by the board of directors and by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder. For purposes of
Section 203, a "business combination" includes, among other things, a merger, asset sale or other transaction resulting in a financial benefit to the interested stockholder, and an "interested stockholder" is generally a person who, together with affiliates and associates, owns (or within three years, owned) 15% or more of the corporation's voting stock.

            LIABILITY AND INDEMNIFICATION OF OFFICERS AND DIRECTORS

ELIMINATION OF LIABILITY IN CERTAIN CIRCUMSTANCES

     Section 145(a) of the Delaware General Corporation Law (the "DGCL") provides in relevant part that "a corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful." With respect to derivative actions, Section 145(b) of the DGCL provides in relevant part that "[a] corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor . . . [by reason of his service in one of the capacities specified in the preceding sentence] against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was bought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper."

     The Company's Certificate of Incorporation provides that to the fullest extent permitted by the DGCL, no director of the Company shall be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director. The Certificate of Incorporation also provides that no amendment or repeal of such provision shall apply to or have any effect on the right to indemnification permitted thereunder with respect to claims arising from acts or omissions occurring in whole or in part before the effective date of such amendment or repeal whether asserted before or after such amendment or repeal.

     The Company's Bylaws provide that the Company shall indemnify to the full extent authorized by law each of its directors and officers against expenses incurred in connection with any proceeding arising by reason of the fact that such person is or was an agent of the corporation.

     The Company has entered into indemnification agreements with its directors and certain of its officers.

                            INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Company has selected Ernst & Young LLP to audit the Company's financial statements for the year ending December 31, 1995. Ernst & Young LLP has served as independent accountants of Medstone and the Company throughout the periods covered by the financial statements included in this Information Statement.

                             ADDITIONAL INFORMATION

     The Company has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form 10-SB under the Securities Act of 1934, as amended (the "1934 Act"), with respect to the UroGen Common Stock being received by stockholders of Medstone in the Distribution. This Information Statement does not contain all of the information set forth in the Form 10-SB Registration Statement and the exhibits thereto, to which reference is hereby made. Statements made in this Information Statement as to the contents of any contract, agreement and other documents referred to herein are not necessarily complete. With respect to each such contract, agreement or other documents filed as an exhibit to the Registration Statement, reference is made to such exhibit for a more complete description of the matter involved, and each such statement shall be deemed qualified in its entirety by such reference. The Registration Statement and the exhibits thereto filed by the Company with the Commission may be inspected at the public reference facilities of the Commission.

     The Company intends to furnish holders of UroGen Common Stock with annual reports containing consolidated financial statements audited by an independent public accounting firm and quarterly reports for the first three quarters of each fiscal year containing unaudited financial statements.

                         INDEX TO FINANCIAL STATEMENTS

                                                                                        PAGE
                                                                                        ----
                                        UROGEN CORP.
Historical Financial Statements
  Urogen Corp.
     Report of Independent Auditors...................................................   F-1
     Balance Sheet as of September 30, 1995...........................................   F-2
     Note to Balance Sheet............................................................   F-3
  Urogen (Division of Medstone International, Inc.)
     Report of Independent Auditors...................................................   F-4
     Balance Sheets as of September 30, 1995 (unaudited) and December 31, 1994 and
      1993............................................................................   F-5
     Statements of Operations for the nine months ended September 30, 1995 and 1994
      (unaudited), the years ended December 31, 1994, 1993, 1992 and the period from
      July 1, 1991 (inception) to September 30, 1995 (unaudited)......................   F-6
     Statements of Cash Flows for the nine months ended September 30, 1995 and 1994
      (unaudited), the years ended December 31, 1994, 1993, 1992 and the period from
      July 1, 1991 (inception) to September 30, 1995 (unaudited)......................   F-7
     Notes to Financial Statements....................................................   F-8
     Schedule II -- Valuation and Qualifying Accounts.................................  F-11
Unaudited Proforma Financial Information..............................................  F-12
                                       CYTOCARE, INC.
Consolidated Financial Statements
  Report of Independent Auditors......................................................  F-16
  Consolidated Balance Sheets at December 31, 1994 and 1993...........................  F-17
  Consolidated Statements of Income for the years ended December 31, 1994, 1993 and
     1992.............................................................................  F-18
  Consolidated Statements of Stockholders' Equity.....................................  F-19
  Consolidated Statements of Cash Flows for the years ended December 31, 1994, 1993 and 1992.........................................................................  F-20
  Notes to Consolidated Financial Statements..........................................  F-21
  Schedule II -- Valuation and Qualifying Accounts....................................  F-28
                                MEDSTONE INTERNATIONAL, INC.
Consolidated Financial Statements
  Condensed Consolidated Balance Sheets
  September 30, 1995 (Unaudited) and December 31, 1994................................  F-29
  Condensed Consolidated Statements of Operations (Unaudited)
  Three and Nine Months Ended September 30, 1995 and 1994.............................  F-30
  Condensed Consolidated Statement of Stockholders' Equity (Unaudited)
  Nine Months Ended September 30, 1995................................................  F-31
  Condensed Consolidated Statements of Cash Flows (Unaudited)
  Nine Months Ended September 30, 1995 and 1994.......................................  F-32
  Notes to Unaudited Condensed Consolidated Financial Statements......................  F-33
Unaudited Proforma Financial Information..............................................  F-35

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
Medstone International, Inc.

We have audited the accompanying balance sheet of Urogen Corp. as of September 30, 1995. This balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on this balance sheet based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Urogen Corp. at September 30, 1995, in conformity with generally accepted accounting principles.

                                            ERNST & YOUNG LLP

Orange County, California
December 15, 1995

                                  UROGEN CORP.

                                 BALANCE SHEET
                               SEPTEMBER 30, 1995

                                     ASSETS

Total Assets.........................................................................  $  --
                                                                                       ============
LIABILITIES AND STOCKHOLDER'S EQUITY
Total Liabilities....................................................................  $  --
Stockholders Equity:
Preferred Stock, $.001 par value, 5,000,000 shares authorized, none issued or
  outstanding........................................................................     --
Common stock, $.001 par value, 40,000,000 shares authorized, none issued or
  outstanding........................................................................     --
Additional paid-in capital...........................................................     --
                                                                                       ------
                                                                                       ------
Total stockholders' equity...........................................................     --
                                                                                       ------
                                                                                       ------
          Total liabilities and stockholder's equity.................................  $  --
                                                                                       ============

                            See accompanying notes.

                                  UROGEN CORP.

                             NOTE TO BALANCE SHEET
                               SEPTEMBER 30, 1995

1. ORGANIZATION AND PRESENTATION

     Urogen Corp. was incorporated in Delaware as a wholly-owned subsidiary of Medstone International, Inc. As of September 30, 1995 no shares of stock of Urogen Corp. have been issued. Based on information elsewhere in the information statement, 5,616,528 shares of common stock will be issued.

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
Medstone International, Inc.

We have audited the accompanying balance sheets of Urogen (Division of Medstone International, Inc.) as of December 31, 1994 and 1993, and the related statements of operations and cash flows for each of the three years in the period ended December 31, 1994. Our audits also included the financial statement schedule listed in the accompanying index. These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Urogen (Division of Medstone International, Inc.) at December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

The accompanying financial statements have been prepared assuming that Urogen (Division of Medstone International, Inc.) will continue as a going concern. As discussed in Note 2, the Company is in the development stage and realization of the Company's assets is dependent upon future events, the outcome of which is indeterminable. Additionally, successful completion of the Company's development program and its transition, ultimately, to attaining profitable operations is dependent upon obtaining additional financing to fulfill its research and development activities, and achieving a level of revenues adequate to support the Company's cost structure. Accordingly, these conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of Urogen (Division of Medstone International, Inc.) to continue as a going concern.

                                            ERNST & YOUNG LLP

Orange County, California
August 31, 1995

               UROGEN (DIVISION OF MEDSTONE INTERNATIONAL, INC.)
                        (A DEVELOPMENT STAGE ENTERPRISE)

                                 BALANCE SHEETS

                                                                               DECEMBER 31,
                                                                        ---------------------------
                                                                           1994            1993
                                                      SEPTEMBER 30,     -----------     -----------
                                                          1995
                                                      -------------
                                                       (UNAUDITED)
ASSETS
Current assets:
  Accounts receivable, less allowance for doubtful
     accounts of $36,548 in 1993....................   $         --     $        --     $    37,085
                                                        -----------     -----------     -----------
          Total current assets......................             --              --          37,085
Property and equipment:
  Equipment.........................................        202,036         202,036         202,036
  Furniture and fixtures............................        162,699         165,311         165,311
  Leasehold improvements............................             --              --         155,405
                                                        -----------     -----------     -----------
                                                            364,735         367,347         522,752
  Less accumulated depreciation and amortization....       (219,676)       (166,035)       (233,016)
                                                        -----------     -----------     -----------
          Net property and equipment................        145,059         201,312         289,735
                                                        -----------     -----------     -----------
                                                       $    145,059     $   201,312     $   326,820
                                                        ===========     ===========     ===========
LIABILITIES AND DIVISION EQUITY
Current liabilities:
  Accounts payable..................................   $         --     $        --     $     5,000
  Accrued payroll expenses..........................             --              --           8,783
                                                        -----------     -----------     -----------
          Total current liabilities.................             --              --          13,783
Commitments
Division equity:
  Advances from Medstone............................      3,852,465       3,852,465       3,566,152
  Accumulated earnings (deficit)....................     (3,707,406)     (3,651,153)     (3,253,115)
                                                        -----------     -----------     -----------
          Total division equity.....................        145,059         201,312         313,037
                                                        -----------     -----------     -----------
                                                       $    145,059     $   201,312     $   326,820
                                                        ===========     ===========     ===========

                            See accompanying notes.

               UROGEN (DIVISION OF MEDSTONE INTERNATIONAL, INC.)
                        (A DEVELOPMENT STAGE ENTERPRISE)

                            STATEMENTS OF OPERATIONS

                                                NINE MONTHS       FOR THE YEAR ENDED DECEMBER 31,       JULY 1, 1991
                                                   ENDED       -------------------------------------   (INCEPTION) TO
                                               SEPTEMBER 30,     1994         1993          1992       SEPTEMBER 30,
                                                   1994        ---------   -----------   -----------        1995
                                NINE MONTHS    -------------                                           --------------
                                   ENDED
                               SEPTEMBER 30,    (UNAUDITED)                                             (UNAUDITED)
                                   1995
                               -------------
                                (UNAUDITED)
Net laboratory sales.........    $      --       $      --     $      --   $   296,450   $   159,130    $    455,580
Costs and expenses:
  Cost of sales..............           --              --            --       599,434       222,444         821,878
  Research and development...       56,253         144,133       165,104     1,272,796     1,029,675       2,807,443
  Selling....................           --              --            --        11,448            --          11,448
  General and
    administrative...........           --         190,027       232,934       289,283            --         522,217
                                  --------       ---------     ---------   -----------   -----------     -----------
    Total costs and
      expenses...............       56,253         334,160       398,038     2,172,961     1,252,119       4,162,986
                                  --------       ---------     ---------   -----------   -----------     -----------
      Loss before income
         taxes...............      (56,253)       (334,160)     (398,038)   (1,876,511)   (1,092,989)     (3,707,406)
Benefit from income taxes....           --              --            --            --            --              --
                                  --------       ---------     ---------   -----------   -----------     -----------
      Net loss...............    $ (56,253)      $(334,160)    $(398,038)  $(1,876,511)  $(1,092,989)   $ (3,707,406)
                                  ========       =========     =========   ===========   ===========     ===========

                            See accompanying notes.

               UROGEN (DIVISION OF MEDSTONE INTERNATIONAL, INC.)
                        (A DEVELOPMENT STAGE ENTERPRISE)

                            STATEMENTS OF CASH FLOWS

                                                        NINE MONTHS         FOR THE YEAR ENDED DECEMBER 31         JULY 1, 1991
                                                           ENDED        ---------------------------------------    (INCEPTION) TO
                                                       SEPTEMBER 30,      1994          1993           1992        SEPTEMBER 30,
                                                           1994         ---------    -----------    -----------        1995
                                       NINE MONTHS     -------------                                               -------------
                                          ENDED
                                      SEPTEMBER 30,     (UNAUDITED)                                                 (UNAUDITED)
                                          1995
                                      -------------
                                       (UNAUDITED)
Cash flows from operating
  activities:
  Net loss.........................     $ (56,253)       $(334,160)     $(398,038)   $(1,876,511)   $(1,092,989)    $(3,707,406)
  Adjustments to reconcile net loss
    to net cash provided by (used
    in) operating activities
    Depreciation...................        56,253           66,700         85,219        152,505         61,262         355,239
    Provision for doubtful
      accounts.....................            --               --             --        147,300         47,269         194,569
    Changes in operating assets and
      liabilities:
      Accounts Receivable..........            --           37,085         37,085        (92,298)      (139,356)       (194,569)
      Accounts Payable.............            --           (4,370)        (5,000)       (10,000)       (15,000)             --
      Accrued payroll expense......            --           (5,706)        (8,783)        (2,571)        11,354              --
                                         --------        ---------      ---------    -----------    -----------     -----------
        Net cash provided by (used
          in) operating
          activities...............            --         (240,451)      (289,517)    (1,681,575)    (1,097,460)     (3,352,167)
Cash flows from investing
  activities:
  Purchases of property and
    equipment......................            --               --             --       (129,550)      (382,717)       (512,267)
  Disposal of property and
    equipment......................            --            3,204          3,204          8,765             --          11,969
                                         --------        ---------      ---------    -----------    -----------     -----------
        Net cash provided by (used
          in) investing
          activities...............            --            3,204          3,204       (120,785)      (382,717)       (500,298)
                                         --------        ---------      ---------    -----------    -----------     -----------
Cash flows from financing
  activities:
  Net advances from Medstone.......            --          237,247        286,313      1,802,360      1,480,177       3,852,465
                                         --------        ---------      ---------    -----------    -----------     -----------
Net increase (decrease) in cash and
  equivalents......................             0                0              0              0              0               0
Cash and equivalents, beginning
  of year..........................             0                0              0              0              0               0
                                         --------        ---------      ---------    -----------    -----------     -----------
Cash and equivalents, end of
  year.............................     $       0        $       0      $       0    $         0    $         0     $         0
                                         ========        =========      =========    ===========    ===========     ===========

                            See accompanying notes.

               UROGEN (DIVISION OF MEDSTONE INTERNATIONAL, INC.)
                        (A DEVELOPMENT STAGE ENTERPRISE)

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND OPERATIONS OF THE COMPANY

     Urogen (Division of Medstone International, Inc.) (the "Company") has operated as a division of Medstone International, Inc. ("Medstone") since July 1991. Urogen Corp. was incorporated in Delaware as a wholly-owned subsidiary of Medstone International, Inc. in June 1995. In connection with the Distribution, Medstone will contribute $500,000 cash and the net assets of the Company to Urogen Corp. Medstone International, Inc. will subsequently distribute a stock dividend of one share of Urogen Corp. common stock for each share of Medstone International, Inc. common stock outstanding.

     The Company is developing pharmaceuticals to treat prostate cancer. Previously, the Company performed blood laboratory services and was in development of chemical and monoclonal antibody treatments for urological diseases.

2. BASIS OF PRESENTATION AND CONTINUED EXISTENCE

     The Company is in the development stage. From July 1, 1991 (inception) through September 30, 1995, the Company has incurred losses of $3,707,406. Recovery of the Company's assets is dependent upon future events, the outcome of which is indeterminable. Additionally, successful completion of the Company's development program and its transition, ultimately, to attaining profitable operations is dependent upon obtaining additional financing adequate to fulfill its research and development activities, and achieving a level of revenues adequate to support the Company's cost structure. There can be no assurance that the Company will be successful in these areas.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Cash and equivalents

     The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

  Property and equipment

     Property and equipment is carried at cost. Depreciation and amortization is computed on the straight-line method over the following estimated useful lives:

        Equipment......................................................  5 years
        Furniture and fixtures.........................................  5 years
        Leasehold improvements.........................................  Life of lease

4. INCOME TAXES

     Income taxes have been allocated to the Company on a "separate return" basis whereby such amounts are determined as if the Company were a separate taxable entity. Because the Company has incurred operating losses since inception it has given no benefit to its net deferred tax assets since their realization is not assured. Accordingly, no provision or benefit for income taxes has been provided in any year.

     The Company's provision (benefit) for taxes based on income differs from the amount obtained by applying the federal statutory tax rate to pretax income
(loss) primarily because of the Company's inability to benefit its net operating losses and the establishment of a valuation allowance against its net deferred tax assets.

     The Company is in a net deferred tax asset position. The Company has established a valuation allowance to fully offset its deferred tax assets in accordance with Statements of Financial Standards No. 109,

               UROGEN (DIVISION OF MEDSTONE INTERNATIONAL, INC.)
                        (A DEVELOPMENT STAGE ENTERPRISE)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

"Accounting for Income Taxes." The Company's net operating losses and research and development credits have been included in the consolidated tax returns of Medstone and have been fully utilized. As a result, the Company has no net operating losses or research and development credits to offset future taxable income.

5. EMPLOYEE BENEFIT PLAN

     The Company has no separate benefit plan, but all eligible employees participate in the defined contribution profit sharing 401(k) plan of Medstone International, Inc. The plan provides for the deferral of up to 15% of an employees qualifying compensation under Section 401(k) of the Internal Revenue Code. Contributors by the Company may be made to the Plan at the discretion of the Board of Directors. No such contributions were made to the plan during the nine months ended September 30, 1995 or the years ended December 31, 1994, 1993 and 1992.

6. RELATED PARTY TRANSACTIONS

     The Company has been operating as a division of Medstone International, Inc. since its inception. The Company's operations were formerly located within the Medstone facility and were allocated a rental charge based on square footage occupied.

     The Company and Medstone share the services of certain employees. Employee costs, including salary, payroll taxes and group insurance are allocated to the Company or Medstone based on an equivalent percentage of time spent on the Company's projects versus total time worked.

     Expenses other than those related to facilities and employees are allocated to the Company based on actual usage or expense as consumed in the performance of the Company's projects.

     Advances from Medstone have no specific terms or conditions and represent amounts incurred by Medstone on behalf of the operations of the division. Cash previously collected from the laboratory testing operation, which was sold in 1993, was deposited into the Medstone bank account and represented reductions of the Advances from Medstone.

     Management believes the allocations described above have been made on a reasonable basis and are representative of the expenses the Division would have incurred on a stand alone basis.

               UROGEN (DIVISION OF MEDSTONE INTERNATIONAL, INC.)
                        (A DEVELOPMENT STAGE ENTERPRISE)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     The following table summarizes the nature of the transactions reflected in the Advances from Medstone:

                                                                               ADVANCES
                                                                             FROM MEDSTONE
                                                                             -------------
    Balance at December 31, 1991...........................................   $   283,614
      Cash collected from Urogen revenues..................................       (30,667)
      Cash expended by Medstone on behalf of Urogen........................     1,388,672
      Expenses allocated to Urogen by Medstone.............................       152,172
                                                                               ----------
    Balance at December 31, 1992...........................................     1,793,791
      Cash collected from Urogen revenues..................................      (351,452)
      Cash expended by Medstone on behalf of Urogen........................     1,855,664
      Expenses allocated to Urogen by Medstone.............................       268,149
                                                                               ----------
    Balance at December 31, 1993...........................................     3,566,152
      Cash collected from Urogen revenues..................................       (37,085)
      Cash expended by Medstone on behalf of Urogen........................       187,074
      Expenses allocated to Urogen by Medstone.............................       136,324
                                                                               ----------
    Balance at December 31, 1994...........................................     3,852,465
      Cash collected from Urogen revenues..................................             0
      Cash expended by Medstone on behalf of Urogen........................             0
      Expenses allocated to Urogen by Medstone.............................             0
                                                                               ----------
    Balance at September 30, 1995 (Unaudited)..............................   $ 3,852,465
                                                                               ==========

     Expenses allocated to Urogen by Medstone consist of facility rent, utilities, property insurance, property taxes, facility maintenance, telephone, office supplies and group health insurance. These expenses are purchased for the related companies in total, and are then allocated based on square footage occupied, headcount or some other pre-determined, fixed basis.

               UROGEN (DIVISION OF MEDSTONE INTERNATIONAL, INC.)

                SCHEDULE II -- VALUATION AND QUALIFYING ACCOUNTS

                                                             ADDITIONS
                                                     -------------------------
                                      BALANCE AT     CHARGED TO     CHARGED TO
                                      BEGINNING      COSTS AND        OTHER                       BALANCE AT
            DESCRIPTION                OF YEAR        EXPENSES       ACCOUNTS      DEDUCTIONS     END OF YEAR
------------------------------------  ----------     ----------     ----------     ----------     -----------
FOR THE YEAR ENDED DECEMBER 31,
  1994:
Allowance for doubtful accounts.....   $ 36,548       $     --         $ --         $ 36,548(a)     $    --
                                        =======       ========         ====         ========        =======
FOR THE YEAR ENDED DECEMBER 31,
  1993:
Allowance for doubtful accounts.....   $ 36,376       $147,300         $ --         $147,128(a)     $36,548
                                        =======       ========         ====         ========        =======
FOR THE YEAR ENDED DECEMBER 31,
  1992:
Allowance for doubtful accounts.....   $      0       $ 47,269         $ --         $ 10,893(a)     $36,376
                                        =======       ========         ====         ========        =======

---------------
(a) Write-off of bad debt.

                                  UROGEN CORP.

                         PROFORMA FINANCIAL INFORMATION

     The proforma information presented is theoretical in nature and not necessarily indicative of the financial position of Urogen Corp. had it been a stand-alone company for the periods presented. The proforma balance sheet reflects the effects of the Distribution Agreement between Urogen Corp. and Medstone. The Distribution Agreement with Medstone calls for the contribution to capital of Urogen Corp. of $500,000 cash and the net assets of Urogen, Division of Medstone International, Inc. The proforma financial information reflects the principal adjustments that will result from the Distribution as if it had occurred as of September 30, 1995 for the balance sheet. The Company expects expenses that have been allocated from Medstone to be replaced by comparable outside expenses or to be continued under the Administrative Services Agreement, consequently proforma statement of operations data are the same as the historical data.

          See accompanying notes to the proforma financial statements.

                                  UROGEN CORP.

                             PROFORMA BALANCE SHEET
                                  (UNAUDITED)

                                                       DIVISION                            PROFORMA
                                                      HISTORICAL          PROFORMA       SEPTEMBER 30,
                                                  SEPTEMBER 30, 1995     ADJUSTMENT          1995
                                                  ------------------     -----------     -------------
ASSETS
Current assets:
  Cash and equivalents..........................     $         --        $   500,000(1)    $ 500,000
                                                      -----------        -----------       ---------
          Total current assets..................               --            500,000         500,000
Property and equipment:
  Equipment.....................................          202,036                 --         202,036
  Furniture and fixtures........................          162,699                 --         162,699
                                                      -----------        -----------       ---------
                                                          364,735                            364,735
  Less accumulated depreciation and
     amortization...............................         (219,676)                --        (219,676)
                                                      -----------        -----------       ---------
          Net property and equipment............          145,059                 --         145,059
                                                      -----------        -----------       ---------
                                                     $    145,059        $   500,000       $ 645,059
                                                      ===========        ===========       =========
LIABILITIES AND DIVISION/STOCKHOLDERS' EQUITY
Current liabilities:
  Current liabilities:..........................     $         --        $        --       $      --
                                                      -----------        -----------       ---------
          Total current liabilities.............               --                 --              --
Division/Stockholders' equity:
  Advances from Medstone........................        3,852,465         (3,852,465)(1)          --
  Preferred stock -- $0.01 par value, 5,000,000
     shares authorized, none issued at September
     30, 1995...................................               --                 --              --
  Common Stock -- $.001 par value, 40,000,000
     shares authorized, none issued at September
     30, 1995, 5,616,528 shares issued
     (proforma).................................               --              5,617(1)        5,617
  Additional paid-in capital....................               --            639,442(1)      639,442
  Accumulated (deficit).........................       (3,707,406)         3,707,406(1)           --
                                                      -----------        -----------       ---------
          Total division/stockholders' equity...          145,059            500,000         645,059
                                                      -----------        -----------       ---------
                                                     $    145,059        $   500,000       $ 645,059
                                                      ===========        ===========       =========

         See accompanying notes to the proforma financial information.

                                  UROGEN CORP.

                       PROFORMA STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                                       PROFORMA
                                                                      NINE MONTHS        FOR THE
                                                                         ENDED          YEAR ENDED
                                                                     SEPTEMBER 30,     DECEMBER 31,
                                                                         1995              1994
                                                                     -------------     ------------
Costs and expenses:
  Research and development.........................................    $  56,253        $  165,104
  General and administrative.......................................           --           232,934
                                                                         -------         ---------
     Total costs and expenses......................................       56,253           398,038
                                                                         -------         ---------
       Loss before income taxes....................................      (56,253)         (398,038)
Benefit from income taxes..........................................           --                --
                                                                         -------         ---------
       Net loss....................................................    $ (56,253)       $ (398,038)
                                                                         =======         =========
Proforma net loss per share(2).....................................    $    (.01)       $     (.07)
                                                                         =======         =========

           See accompanying notes to proforma financial information.

                                  UROGEN CORP.

                    NOTES TO PROFORMA FINANCIAL INFORMATION
                                  (UNAUDITED)

1. CONTRIBUTION AND CAPITALIZATION

     This proforma adjustment, which assumes that the Distribution occurred as of September 30, 1995, reflects the forgiveness of intercompany advances resulting from the funding of operations between Medstone and Urogen Corp. and the initial capitalization of UroGen in the amount of $645,059, consisting of Medstone's contribution of $500,000 cash and $145,059 of other net assets at September 30, 1995.

2. PROFORMA NET LOSS PER SHARE

     Proforma net loss per share is based on 5,616,528 shares representing the number of shares to be issued and outstanding after the Distribution assuming they were issued as of January 1, 1994.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Cytocare, Inc.

We have audited the accompanying consolidated balance sheets of Cytocare, Inc. as of December 31, 1994 and 1993, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1994. Our audits also included the financial statement schedule listed in the accompanying index. These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Cytocare, Inc. at December 31, 1994 and 1993, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

As discussed in the first paragraph of Note 8 to the financial statements, the Company is a defendant in a class action lawsuit. Management of the Company believes that the allegations are without merit and intends to continue to vigorously defend against this action. The ultimate outcome of the litigation cannot presently be determined. Accordingly, no provisions for any liability that may result, if any, has been made in the financial statements.

                                            ERNST & YOUNG LLP

Orange County, California
February 15, 1995

                                 CYTOCARE, INC.

                          CONSOLIDATED BALANCE SHEETS

                                                                           DECEMBER 31,
                                                                    ---------------------------
                                                                       1994            1993
                                                                    -----------     -----------
                                            ASSETS
Current assets:
  Cash and equivalents............................................  $ 1,261,596     $ 2,410,363
  Short-term investments..........................................   13,148,586       9,151,679
  Accounts receivable, less allowance for doubtful accounts of
     $257,000 and $168,000 in 1994 and 1993, respectively.........    1,825,150       1,617,477
  Inventories.....................................................    1,607,090       1,620,078
  Deferred tax assets.............................................    1,005,000              --
  Prepaid expenses and other current assets.......................      394,595         541,852
                                                                    -----------     -----------
          Total Current Assets....................................   19,242,017      15,341,449
Property and equipment:
  Lithotripters...................................................    3,775,120       2,285,232
  Equipment.......................................................    1,681,765       1,596,316
  Furniture and fixtures..........................................    1,176,072       1,176,153
  Leasehold improvements..........................................       89,764         364,799
                                                                    -----------     -----------
                                                                      6,722,721       5,422,500
  Less accumulated depreciation and amortization..................   (3,727,123)     (3,186,888)
                                                                    -----------     -----------
          Net property and equipment..............................    2,995,598       2,235,612
Other assets, net.................................................       22,500         132,061
                                                                    -----------     -----------
                                                                    $22,260,115     $17,709,122
                                                                    ===========     ===========
                             LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable................................................  $   521,496     $   657,727
  Accrued expenses................................................      368,942         458,701
  Accrued income taxes............................................      601,776         828,738
  Accrued payroll expenses........................................      408,884         306,932
  Deferred revenue................................................      642,551         502,421
  Customer deposits...............................................       40,000         180,750
                                                                    -----------     -----------
          Total current liabilities...............................    2,583,649       2,935,269
Deferred tax liabilities..........................................      225,000              --
Commitments and contingencies (Notes 3 and 8)
Stockholders' equity:
  Common stock -- $.004 par value, 20,000,000 shares authorized,
     4,944,603 and 4,871,268 shares issued and outstanding at
     December 31, 1994 and 1993, respectively.....................       19,778          19,485
  Additional paid-in capital......................................   17,675,642      17,336,245
  Unrealized loss on short-term investments.......................      (46,279)             --
  Accumulated earnings (deficit)..................................    1,802,325      (2,581,877)
                                                                    -----------     -----------
          Total stockholders' equity..............................   19,451,466      14,773,853
                                                                    -----------     -----------
                                                                    $22,260,115     $17,709,122
                                                                    ===========     ===========

                            See accompanying notes.

                                 CYTOCARE, INC.

                       CONSOLIDATED STATEMENTS OF INCOME

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                      -------------------------------------------
                                                         1994            1993            1992
                                                      -----------     -----------     -----------
Revenues:
  Net equipment sales...............................  $ 3,125,495     $ 2,316,805     $ 5,406,821
  Procedures and maintenance fees and laser
     catheters......................................   12,537,264      10,874,799       7,529,432
  Interest and dividend income......................      642,058         481,319         631,378
                                                      -----------     -----------     -----------
     Total revenues.................................   16,304,817      13,672,923      13,567,631
Costs and expenses:
  Cost of equipment sales...........................    1,139,805       1,657,488       2,722,074
  Costs related to procedure and maintenance fees
     and laser catheters............................    4,863,595       3,848,715       3,271,865
  Research and development..........................    1,076,033       2,333,421       2,192,756
  Selling...........................................    2,551,088       2,673,794       1,619,194
  General and administrative........................    2,105,324       2,226,293       1,582,592
  Other expenses....................................       34,770         337,977         868,151
                                                      -----------     -----------     -----------
     Total costs and expenses.......................   11,770,615      13,077,688      12,256,632
                                                      -----------     -----------     -----------
       Income before provision for income taxes.....    4,534,202         595,235       1,310,999
Provision for income taxes..........................      150,000          65,000         142,000
                                                      -----------     -----------     -----------
       Net income...................................  $ 4,384,202     $   530,235     $ 1,168,999
                                                      ===========     ===========     ===========
Earnings per share:
  Primary earnings per share........................  $       .82     $       .10     $       .22
                                                      ===========     ===========     ===========
  Fully diluted earnings per share..................  $       .81     $       .10     $       .21
                                                      ===========     ===========     ===========
Number of shares used in the computation of earnings
  per share:
  Primary...........................................    5,350,404       5,398,257       5,222,568
                                                      ===========     ===========     ===========
  Fully diluted.....................................    5,427,685       5,398,257       5,461,230
                                                      ===========     ===========     ===========

                            See accompanying notes.

                                 CYTOCARE, INC.

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                                  COMMON STOCK
                               -------------------   ADDITIONAL    ACCUMULATED   UNREALIZED LOSS
                               NUMBER OF               PAID-IN      EARNINGS      ON SHORT-TERM
                                SHARES     AMOUNT      CAPITAL      (DEFICIT)      INVESTMENTS        TOTAL
                               ---------   -------   -----------   -----------   ---------------   -----------
Balance at December 31,
  1991.......................  4,763,263   $19,053   $17,114,320   $(4,281,111)     $      --      $12,852,262
  Common stock options
     exercised...............     58,397       234        88,887            --             --           89,121
  Net income.................         --        --            --     1,168,999             --        1,168,999
                               ---------   -------   -----------    ----------       --------      -----------
Balance at December 31,
  1992.......................  4,821,660    19,287    17,203,207    (3,112,112)            --       14,110,382
  Common stock options
     exercised...............     49,608       198       133,038            --             --          133,236
  Net income.................         --        --            --       530,235             --          530,235
                               ---------   -------   -----------    ----------       --------      -----------
Balance at December 31,
  1993.......................  4,871,268    19,485    17,336,245    (2,581,877)            --       14,773,853
  Common stock options
     exercised...............     73,335       293       139,397            --             --          139,690
  Income tax benefit from
     stock options...........         --        --       200,000            --             --          200,000
  Unrealized loss on
     short-term
     investments.............         --        --            --            --        (46,279)         (46,279)
  Net income.................         --        --            --     4,384,202             --        4,384,202
                               ---------   -------   -----------    ----------       --------      -----------
Balance at December 31,
  1994.......................  4,944,603   $19,778   $17,675,642   $ 1,802,325      $ (46,279)     $19,451,466
                               =========   =======   ===========    ==========       ========      ===========

                            See accompanying notes.

                                 CYTOCARE, INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                YEAR ENDED DECEMBER 31,
                                                      -------------------------------------------
                                                          1994            1993           1992
                                                      ------------     ----------     -----------
Cash flows from operating activities:
  Net income........................................  $  4,384,202     $  530,235     $ 1,168,999
  Adjustments to reconcile net income to net cash
     provided by operating activities:
     Depreciation and amortization..................       914,021      1,078,130         911,207
     Provision for doubtful accounts................       140,000        272,900          97,269
     Provision for related party loan...............        34,849        183,551         257,817
     Unrealized losses on short-term investments....            --        228,316         113,014
     Changes in operating assets and liabilities:
       Accounts receivable..........................      (336,390)      (538,325)       (765,064)
       Inventories..................................      (616,946)      (407,889)         38,146
       Deferred taxes...............................      (780,000)            --              --
       Prepaid expenses and other...................       147,257       (214,824)        (34,216)
       Accounts payable.............................      (136,231)       (94,561)        369,157
       Accrued expenses.............................       (89,759)      (853,817)        442,294
       Accrued income taxes.........................       (26,962)        23,588         104,999
       Accrued payroll expenses.....................       101,952        (69,131)         18,511
       Deferred revenue.............................       140,130        147,810        (299,341)
       Customer deposits............................      (140,750)        74,623      (1,293,873)
       Other, net...................................        28,203        (51,131)        (30,223)
                                                      ------------     ----------     -----------
          Net cash provided by operating
            activities..............................     3,763,576        309,475       1,098,696
                                                      ------------     ----------     -----------
Cash flows from investing activities:
  Purchases of investments available for sale.......   (23,165,800)            --      (2,996,009)
  Proceeds from sales of investments available for
     sale...........................................    19,122,614             --              --
  Related party loan................................       (39,774)      (112,500)       (257,817)
  Purchases of property and equipment...............    (1,009,218)      (998,261)       (877,529)
  Disposals of property and equipment...............        40,145        451,614         268,310
                                                      ------------     ----------     -----------
          Net cash used in investing activities.....    (5,052,033)      (659,147)     (3,863,045)
                                                      ------------     ----------     -----------
Cash flows from financing activities:
  Proceeds from issuance of common stock............       139,690        133,236          89,121
                                                      ------------     ----------     -----------
Net decrease in cash and equivalents................    (1,148,767)      (216,436)     (2,675,228)
Cash and equivalents at beginning of year...........     2,410,363      2,626,799       5,302,027
                                                      ============     ==========     ===========
Cash and equivalents at end of year.................  $  1,261,596     $2,410,363     $ 2,626,799
                                                      ============     ==========     ===========
Supplemental cash flow disclosures:
  Cash paid during the year for:
     Interest.......................................  $         --     $       --     $        --
     Income taxes...................................  $    956,962     $   68,268     $    37,001
Supplemental schedule of noncash investing and
  financing activities:
     Tax benefit of employee stock options..........  $    200,000     $       --     $        --

                            See accompanying notes.

                                 CYTOCARE, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1994

1. ORGANIZATION AND OPERATIONS OF THE COMPANY

     Cytocare, Inc. (formerly Medstone International, Inc. prior to renaming and reorganization of the Company in January 1991) was incorporated in Delaware in October 1984. The Company's wholly-owned subsidiary Medstone International, Inc. ("Medstone") designs, manufactures and markets the Medstone STSTM Shockwave Therapy System (the "System") for the noninvasive disintegration of kidney stones in human patients. In addition to sales of the System, Medstone generates recurring revenue from procedure fees and fee for service arrangements for use of the System and from repairs and maintenance of the Systems.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Principles of consolidation

     The consolidated financial statements include the accounts of the Company, Medstone International, Inc. and Medstone Sales Corporation, a foreign sales corporation.

  Reclassifications

     Certain prior period balances have been reclassified to conform with the December 31, 1994 presentation.

  Statement of cash flows

     The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

     The Company had net non-cash transfers of inventory into fixed assets of $630,000, $168,000 and $468,000 for the years ended December 31, 1994, 1993 and
1992, respectively.

  Short-term Investments

     Effective January 1, 1994, the Company adopted the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." The adoption did not have a significant impact on the Company's consolidated financial statements. Management determines the appropriate classification of such securities at the time of purchase and reevaluates such classification as of each balance sheet date. Based on its intent, the Company's investments are classified as available-for-sale and are carried at fair value, with unrealized gains and losses, net of tax, reported as a separate component of stockholders' equity. The investments are adjusted for amortization of premiums and discounts to maturity and such amortization is included in interest income. Realized gains and losses and declines in value judged to be other than temporary are determined based on the specific identification method and are reported in the consolidated statements of operations.

     The Company invests primarily in U.S. government securities, and corporate obligations. As of December 31, 1994 and December 31, 1993, investments are summarized as follows:

                                                           GROSS          GROSS
                                                         UNREALIZED     UNREALIZED
                                             COST          GAINS           LOSS         FAIR VALUE
                                         ------------    ----------     ----------     ------------
    1994
      U.S. Treasury Bills..............  $ 13,194,865       $ --         $  46,279     $ 13,148,586
    1993
      Mutual Funds.....................     9,493,009         --           341,330        9,151,679

     Gross realized gains and losses were $0 and $331,817, respectively in 1994.

                                 CYTOCARE, INC.

     The amortized cost and estimated fair value of investments at December 31, 1994 by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because the issuer of the securities may have the right to repurchase such securities.

                                                                COST         FAIR VALUE
                                                            ------------    ------------
        Due in one year or less...........................  $ 13,194,865    $ 13,148,586

  Concentrations of credit risk

     Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash equivalents, marketable securities and accounts receivable. The Company's marketable securities consist primarily of U.S. Treasury Bills.

     The Company sells its products primarily to hospitals worldwide. Credit is extended based on the evaluation of the customer's financial condition and collateral generally is not required. The Company's ten largest customers accounted for approximately 47% of accounts receivable on December 31, 1994.

  Inventories

     Inventories are stated at the lower of cost (first-in, first-out) or market and consist of the following:

                                                                     DECEMBER 31,
                                                              --------------------------
                                                                 1994           1993
                                                              -----------    -----------
        Raw Materials.......................................  $ 1,194,369    $ 1,149,785
        Work in process.....................................      181,416         67,951
        Finished goods......................................      231,305        402,342
                                                               ----------     ----------
                                                              $ 1,607,090    $ 1,620,078
                                                               ==========     ==========

  Property and equipment

     Property and equipment are carried at cost. Depreciation and amortization are computed on the straight-line method over the following estimated useful lives:

        Lithotripters..................................................  5 years
        Equipment......................................................  5 years
        Furniture and fixtures.........................................  5 years
        Leasehold improvements.........................................  Life of lease

  Revenue recognition

     Revenues are recognized in accordance with the underlying contractual terms of each sale. Typically, revenue recognition requires the transfer of title upon shipment, customer acceptance, receipt of specified down payments and performance of all significant contractual obligations. All foreign sales contracts are negotiated with payment terms in U.S. dollars so the Company has no exposure to foreign currency price fluctuations.

     Service and maintenance contract revenues are deferred and amortized over the terms of the related contracts.

     The results for the year ended December 31, 1992 include two systems shipped in November 1990 to a foreign customer in the amount of $1.4 million. This revenue, with related costs of $324,000, was recognized in December 1992 upon resolution of a dispute with a distributor.

                                 CYTOCARE, INC.

  Per share information

     Per share information is presented in the accompanying consolidated statements of income based upon the weighted average number of common and common equivalent shares outstanding. Common equivalent shares result from the assumed exercise of outstanding dilutive securities when applying the treasury stock method. Fully diluted per share information is not presented for periods in which the effect is antidilutive.

3. COMMITMENTS

     In March 1994, the Company took occupancy of new office, manufacturing, engineering, warehouse space, and research and development laboratories under an operating lease with an initial term of two years. The monthly lease rate is $12,500. Upon expiration of the initial two-year term, the Company has the option to extend the lease in one year segments through March 1999 for modest price increases. The future minimum lease payments under the initial noncancelable term of the lease are as follows:

                                                                        MINIMUM RENTAL
                                                                        --------------
        1995..........................................................     $151,000
        1996..........................................................       25,000

     Total net rent expense under all operating leases for the years ended December 31, 1994, 1993 and 1992 was $237,000, $495,000, and $328,000,
respectively.

4. INCOME TAXES

     The provision for income taxes consists of the following:

                                                     YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                        1994             1993             1992
                                                    ------------     ------------     ------------
    Current:
      Federal.....................................   $1,256,000        $ 84,000         $ 56,000
      State.......................................       45,000          15,000           86,000
      Utilization of tax credits..................     (373,000)        (34,000)              --
                                                     ----------        --------         --------
              Total Current.......................      928,000          65,000          142,000
                                                     ----------        --------         --------
    Deferred:
      Federal.....................................     (484,000)             --               --
      State.......................................     (294,000)             --               --
                                                     ----------        --------         --------
              Total Deferred......................     (778,000)             --               --
                                                     ----------        --------         --------
    Provision for income taxes....................   $  150,000        $ 65,000         $142,000
                                                     ==========        ========         ========

                                 CYTOCARE, INC.

     The following is a reconciliation of the provision for income taxes at the federal statutory rate compared to the Company's effective tax rate:

                                                     YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                        1994             1993             1992
                                                    ------------     ------------     ------------
    Income tax at the statutory rate..............   $1,542,000       $  202,000       $  446,000
    State income taxes (net of federal benefit)...     (164,000)          36,000           57,000
    Change in valuation allowance.................     (775,000)              --               --
    Losses with current tax benefit...............           --         (121,000)        (376,000)
    Tax credits with current benefit..............     (373,000)         (34,000)              --
    Accruals with tax benefit.....................           --          (29,000)              --
    Other.........................................      (80,000)          11,000           15,000
                                                     ----------        ---------        ---------
    Provision for income taxes....................   $  150,000       $   65,000       $  142,000
                                                     ==========        =========        =========

     The tax effect of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

                                                                 DECEMBER 31,     DECEMBER 31,
                                                                     1994             1993
                                                                 ------------     ------------
    Deferred Taxes:
    Accruals and reserves not currently deductible for tax.....   $  888,000       $  921,000
    Net operating loss carryforward............................       58,000          233,000
    Credit for increasing research activities..................       50,000          244,000
    Depreciation...............................................           --           38,000
    Other credits..............................................        9,000           37,000
                                                                  ----------       ----------
              Total gross deferred tax assets..................    1,005,000        1,473,000
              Less valuation allowance.........................           --        1,473,000
                                                                  ----------       ----------
              Net deferred assets..............................    1,005,000               --
                                                                  ----------       ----------
    Depreciation...............................................      225,000               --
                                                                  ----------       ----------
              Total gross deferred tax liabilities.............      225,000               --
                                                                  ----------       ----------
    Net deferred tax assets and liabilities....................   $  780,000       $       --
                                                                  ==========       ==========

     At December 31, 1994, the Company has a California net operating loss carryforward of approximately $950,000 and a California research and development credit carryforward of approximately $50,000. These net operating losses and credits expire in 1997 through 2008. As a result of continued profitability, the Company recognized all of its deferred tax assets in the current year as management believes it is more likely than not that such deferred tax assets will be realized.

     The Tax Reform Act of 1986 contains provisions which could substantially limit the availability of the net operating loss carryforward as well as the research and development credit carryforward if there is a greater than 50% change of ownership during a three-year period. As of December 31, 1994, the Company has experienced less than a 5% ownership change.

5. STOCK OPTIONS

     In 1987, the Company adopted the 1987 Stock Option Plan (1987 Plan) under which options could be granted to key employees or directors of the Company by a committee appointed by the Company's Board of Directors (the Committee) to purchase up to 476,323 shares of the Company's common stock. The exercise

                                 CYTOCARE, INC.

prices for options granted under the 1987 Plan were equal to the fair market value of the common stock on the date of grant. During 1988 and 1989, the Committee granted options which generally become exercisable with respect to 1/60th of the issuable shares of each elapsed month during the five-year period commencing with dates determined by the Committee. All options granted in 1988 and 1989 terminate one year after the end of the five-year period. In June 1989, the Company terminated the 1987 Plan as to the granting of additional options. In April 1994, the termination date of the remaining 76,250 options exercisable under the 1987 Plan was extended for an additional year from the previously extended termination date.

     In June 1989, the Company's stockholders approved the 1989 Stock Incentive Plan (1989 Plan) which provides for the granting of a variety of stock-related securities, including shares of common stock, stock options and stock appreciation rights to employees and other selected individuals. In May 1991, the Company's stockholders amended the 1989 Plan to increase the number of shares issuable to 1,593,783 and eliminated the provision for an automatic increase in the number of shares issuable on January 1 of each year by one percent of the then outstanding shares. As of December 31, 1994, 753,698 options for shares of common stock had been granted and are outstanding under the 1989 plan.

     In June 1989, the Company's stockholders also approved the Nonemployee Director Stock Option Plan. This plan provides for the issuance of up to 50,000 shares of the Company's common stock upon exercise of options granted thereunder. As of December 31, 1994, 10,000 options for shares of common stock had been granted under this plan.

     Stock option activity under the Company's plans is summarized as follows:

                                           YEAR ENDED            YEAR ENDED            YEAR ENDED
            NUMBER OF OPTIONS           DECEMBER 31, 1994     DECEMBER 31, 1993     DECEMBER 31, 1992
    ----------------------------------  -----------------     -----------------     -----------------
    Outstanding, beginning of year....       946,251                997,079              769,293
    Granted...........................        43,000                119,834              318,250
    Exercised.........................       (73,335)               (49,608)             (58,397)
    Cancelled.........................       (75,968)              (121,054)             (32,067)
                                             -------                -------              -------
    Outstanding, end of year..........       839,948                946,251              997,079
                                             =======                =======              =======
    OPTION PRICE PER SHARE
    ----------------------------------
    Granted...........................           $5.47           $5.00-$5.50           $2.37-$4.88
    Exercised.........................     $1.31-$5.00           $1.31-$5.00           $1.31-$1.50
    Outstanding, end of year..........     $1.31-$5.50           $1.31-$5.50           $1.31-$5.00

     At December 31, 1994, 1993 and 1992, the number of unoptioned shares reserved and available for issuance under the plans was 880,085, 776,782 and 674,367, respectively. Outstanding options for 677,539 shares were exercisable at December 31, 1994.

     Effective March 2, 1990, the Company changed the exercise price of all outstanding options granted with exercise prices exceeding the closing market value of the stock on that date. Accordingly, the exercise price of these options was reduced to $5.00 per share.

6. EMPLOYEE BENEFIT PLAN

     In January 1990, the Company established a defined contribution profit sharing 401(k) plan for all eligible employees. The plan provides for the deferral of up to 15% of an employee's qualifying compensation under Section 401(k) of the Internal Revenue Code. Contributions by the Company may be made to the plan at the discretion of the Board of Directors. No such contributions were made to the plan during the years ended December 31, 1994, 1993 and 1992.

                                 CYTOCARE, INC.

7. MAJOR CUSTOMERS AND FOREIGN SALES

     During the year ended December 31, 1994, one foreign customer accounted for 10% of total revenue of the Company and the Company derived 13% of its total revenues from sales to foreign customers. During the year ended December 31, 1993, no single customer accounted for 10% or more of the total revenue and the Company derived 8% of its total revenues from sales to foreign customers. During the year ended December 31, 1992, the Company recorded revenues from two customers, one domestic and one foreign, each greater than 10% of the total revenue and derived 25% of its total revenue from sales to foreign customers.

8. CONTINGENCIES

     The Company is a defendant in two related class action lawsuits filed by two shareholders of the Company alleging that adverse material information was not disclosed at the time of the initial public offering and in subsequent periods. On May 4, 1992, the district court granted summary judgment in one of the actions in favor of the Company on all claims. On July 9, 1992, the district court granted the Company's motion to dismiss the second action. In October 1994, the Company received the opinion of the Ninth Circuit of Appeals affirming in part and reversing in part the United States District Court's decision granting summary judgment in favor of the Company and several officers. The complaints allege principally that adverse material information was not disclosed at the time of the initial public offering in June 1988. The Company intends to proceed to trial on any remaining matters. The ultimate outcome of the litigation cannot presently be determined. Accordingly, no provision for any liability that may result, if any, has been made in the financial statements.

     From time to time, the Company is subject to legal actions and claims for personal injuries or property damage related to patients who use its products. The Company has obtained a liability insurance policy providing coverage for product liability and other claims. Management does not believe that the resolution of any current proceedings will have a material financial impact on the Company.

9. RELATED PARTY TRANSACTIONS

     During 1991, the Company was a party to the formation of Cardiac Science, Inc., for which the Company purchased 5,353,031 shares of common stock, for a cash payment of $.0016 per share. This purchase represented 77.3% of the outstanding stock. As of July 8, 1991, the Company distributed a dividend to its shareholders of record on that date, one share of Cardiac Science, Inc. stock for each share of Cytocare stock held. The Company retained 629,768 shares of common stock of Cardiac Science, Inc.

     In June 1991, the Company agreed to loan Cardiac Science, Inc. up to $220,000 to provide working capital pursuant to the terms of a revolving note agreement. The unpaid principal amount of the loan, together with interest accrued thereon at the rate of 10% per annum, was due and payable to Cytocare in December 1991. Cytocare then agreed to extend this note and to loan additional amounts to Cardiac Science, Inc. As of April 30, 1992, the Company had loaned Cardiac Science, Inc. approximately $310,000. In April 1992, the Company agreed to extend its initial loan to Cardiac Science, Inc. and to loan Cardiac Science, Inc. an additional $200,000. These loans bore interest as a rate of 8% per annum, payable quarterly, are secured by Cardiac Science's assets and were to mature on the earlier of April 1, 1995 or the closing of the initial public offering of Cardiac Science, Inc. common stock.

     In September 1994, Cardiac Science completed a private placement offering, and in conjunction with that offering, the Company exercised warrants to purchase 2,720,000 shares of Cardiac Science Common Stock at $.15 per share. The proceeds of $408,000 were used to pay down a portion of the loans described above. The due date for the remaining principal balance of $102,000 has been extended to April 1, 1996. The expiration date for the remaining warrants was changed to March 31, 1996. In addition, the Company was issued 1,800,000 shares of Cardiac Science Common Stock and a ten year warrant to purchase 1,000,000

                                 CYTOCARE, INC.

shares at $.001 per share in full payment of unsecured obligations of approximately $176,000. At December 31, 1994, $104,335, which includes accrued interest, has been loaned to Cardiac Science. A reserve of $104,335 has been provided for non-payment of the loan.

     As of December 31, 1994, the Company held warrants to purchase 680,000 shares of Cardiac Science's common stock at $.15 per share which expire March 31, 1996 and warrants to purchase 1,000,000 shares at $.001 per share, which expire September 10, 2004.

     Separately, the Company advanced amounts to Cardiac Science for some operational expenses including (but not limited to) accounting services and health insurance. These amounts were to be repaid by Cardiac Science on a month-to-month basis. As of December 31, 1994, $8,947 had been advanced to Cardiac Science. A reserve of $4,023 has been provided for non-payment of the advances.

     Effective March 15, 1994, all Cardiac Science business is conducted at a location completely independent of Cytocare. This will insure that Cardiac Science cannot be perceived as lacking autonomy over its own business and technical operations.

                                 CYTOCARE, INC.

                SCHEDULE II -- VALUATION AND QUALIFYING ACCOUNTS

                                                           ADDITIONS
                                                    ------------------------
                                      BALANCE AT    CHARGED TO    CHARGED TO
                                      BEGINNING     COSTS AND       OTHER                        BALANCE AT
            DESCRIPTION                OF YEAR       EXPENSES      ACCOUNTS     DEDUCTIONS       END OF YEAR
------------------------------------  ----------    ----------    ----------    ----------       -----------
FOR THE YEAR ENDED DECEMBER 31,
  1994:
Allowance for doubtful accounts.....   $ 168,390     $140,000      $     --     $   50,972        $ 257,418
                                        ========     ========      ========      =========         ========
Allowance for inventory
  obsolescence......................   $ 668,111     $     --      $     --     $    2,562(a)     $ 665,549
                                        ========     ========      ========      =========         ========
Allowance for related party loan....   $ 693,072     $ 34,849      $     --     $  619,564(c)     $ 108,357
                                        ========     ========      ========      =========         ========
Allowance for investment in related
  party.............................   $  23,436     $     --      $     --     $ (619,564)(c)    $ 643,000
                                        ========     ========      ========      =========         ========
FOR THE YEAR ENDED DECEMBER 31,
  1993:
Allowance for doubtful accounts.....   $ 746,368     $272,900      $     --     $  850,878(b)     $ 168,390
                                        ========     ========      ========      =========         ========
Allowance for inventory
  obsolescence......................   $ 678,123     $     --      $     --     $   10,012(a)     $ 668,111
                                        ========     ========      ========      =========         ========
Allowance for related party loan....   $ 509,521     $183,551      $     --     $       --        $ 693,072
                                        ========     ========      ========      =========         ========
FOR THE YEAR ENDED DECEMBER 31,
  1992:
Allowance for doubtful accounts.....   $ 949,992     $ 97,269      $     --     $  300,893(b)     $ 746,368
                                        ========     ========      ========      =========         ========
Allowance for inventory
  obsolescence......................   $ 742,670     $     --      $     --     $   64,547(a)     $ 678,123
                                        ========     ========      ========      =========         ========
Allowance for related party loan....   $ 251,704     $257,817      $     --     $       --        $ 509,521
                                        ========     ========      ========      =========         ========

---------------
(a) Write-off of inventory.

(b) Write-off of bad debt including $642,000 for one significant customer.

(c) Reserve transferred from loan provision to investment provision due to restructuring.

                          MEDSTONE INTERNATIONAL, INC.

                     CONDENSED CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                                                                                      DECEMBER 31,
                                                                                          1994
                                                                    SEPTEMBER 30,     ------------
                                                                        1995
                                                                    -------------
                                                                     (UNAUDITED)
Current assets:
  Cash and equivalents............................................   $  2,417,258     $  1,261,596
  Short term investments..........................................     14,423,706       13,148,586
  Accounts receivable, less allowance for doubtful accounts of
     $265,000 and $257,000 at September 30, 1995 and December 31,
     1994, respectively...........................................      2,557,614        1,825,150
  Inventories.....................................................      1,857,297        1,607,090
  Deferred tax assets.............................................      1,005,000        1,005,000
  Prepaid expenses and other current assets.......................        503,303          394,595
                                                                      -----------      -----------
          Total currents assets...................................     22,764,178       19,242,017
Property and equipment, at cost...................................      5,936,075        6,722,721
  Less accumulated depreciation and amortization..................     (2,904,235)      (3,727,123)
                                                                      -----------      -----------
          Net property and equipment..............................      3,031,840        2,995,598
Other assets, net.................................................        153,573           22,500
                                                                      -----------      -----------
                                                                     $ 25,949,591     $ 22,260,115
                                                                      ===========      ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable................................................   $    748,486     $    521,496
  Accrued expenses................................................        280,455          368,942
  Accrued income taxes............................................        686,886          601,776
  Accrued payroll expenses........................................        306,583          408,884
  Deferred revenue................................................        612,025          642,551
  Customer deposits...............................................             --           40,000
                                                                      -----------      -----------
          Total current liabilities...............................      2,634,435        2,583,649
Deferred tax liabilities..........................................        225,000          225,000
Commitments and contingencies
Stockholders' equity:
  Common stock -- $.004 par value, 20,000,000 shares authorized,
     5,226,003 and 4,944,603 shares issued and outstanding at
     September 30, 1995 and December 31, 1994, respectively.......         20,904           19,778
  Additional paid-in capital......................................     18,046,530       17,675,642
  Unrealized gain/(loss) on short-term investments................             --          (46,279)
  Accumulated earnings............................................      5,022,722        1,802,325
                                                                      -----------      -----------
          Total stockholders' equity..............................     23,090,156       19,451,466
                                                                      -----------      -----------
                                                                     $ 25,949,591     $ 22,260,115
                                                                      ===========      ===========

                            See accompanying notes.

                          MEDSTONE INTERNATIONAL, INC.

                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                THREE MONTHS ENDED            NINE MONTHS ENDED
                                                   SEPTEMBER 30,                SEPTEMBER 30,
                                              -----------------------     -------------------------
                                                 1995         1994           1995          1994
                                              ----------   ----------     -----------   -----------
Revenues:
  Net equipment sales.......................  $1,596,315   $  265,000     $ 3,988,980   $ 2,551,095
  Procedures and maintenance fees and laser
     catheters..............................   3,430,836    3,551,319       9,642,894     9,325,049
  Interest income...........................     256,567      183,506         733,338       443,269
                                              ----------   -----------    -----------   -----------
     Total revenues.........................   5,283,718    3,999,825      14,365,212    12,319,413
Costs and expenses:
  Cost of equipment sales...................     686,011       97,368       1,727,487     1,063,060
  Costs related to procedures and
     maintenance fees.......................   1,554,206    1,417,955       4,149,079     3,492,832
  Research and development..................     186,233      241,146         675,761       913,630
  Selling...................................     531,326      611,692       1,501,042     2,104,656
  General and administrative................     413,249      472,477       1,296,257     1,617,753
  Other expense (income)....................      50,584       10,906          64,189        31,408
                                              ----------   -----------    -----------   -----------
     Total costs and expenses...............   3,421,609    2,851,544       9,413,815     9,223,339
                                              ----------   -----------    -----------   -----------
       Income before provision for income
          taxes.............................   1,862,109    1,148,281       4,951,397     3,096,074
Provision for (benefit from) income taxes...     651,000     (331,000)      1,731,000             0
                                              ----------   -----------    -----------   -----------
       Net income...........................  $1,211,109   $1,479,281     $ 3,220,397   $ 3,096,074
                                              ==========   ===========    ===========   ===========
Earnings per share:
  Primary...................................  $      .22   $      .28     $       .58   $       .58
                                              ==========   ===========    ===========   ===========
  Fully diluted.............................  $      .21   $      .27     $       .56   $       .57
                                              ==========   ===========    ===========   ===========
Number of shares used in the computation of
  income per share:
  Primary...................................   5,590,330    5,336,111       5,538,913     5,329,987
                                              ==========   ===========    ===========    ==========
  Fully diluted.............................   5,649,209    5,395,963       5,704,439     5,384,628
                                              ==========   ===========    ===========    ==========

                            See accompanying notes.

                          MEDSTONE INTERNATIONAL, INC.

            CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                      NINE MONTHS ENDED SEPTEMBER 30, 1995
                                  (UNAUDITED)

                               COMMON STOCK
                            -------------------   ADDITIONAL                  UNREALIZED LOSS
                            NUMBER OF               PAID-IN     ACCUMULATED    ON SHORT-TERM
                             SHARES     AMOUNT      CAPITAL      EARNINGS       INVESTMENTS        TOTAL
                            ---------   -------   -----------   -----------   ---------------   -----------
Balance at December 31,
  1994....................  4,944,603   $19,778   $17,675,642   $ 1,802,325      $ (46,279)     $19,451,466
  Common Stock option
     exercised............    281,400     1,126       370,888            --             --          372,014
  Change in unrealized
     loss on short-term
     investments..........         --        --            --            --         46,279           46,279
  Net income..............         --        --            --     3,220,397             --        3,220,397
                            ---------   -------   -----------    ----------       --------      -----------
Balance at September 30,
  1995....................  5,226,003   $20,904   $18,046,530   $ 5,022,722      $       0      $23,090,156
                            =========   =======   ===========    ==========       ========      ===========

                            See accompanying notes.

                          MEDSTONE INTERNATIONAL, INC.

                 CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
                 NINE MONTHS ENDED SEPTEMBER 30, 1995 AND 1994
                                  (UNAUDITED)

                                                                        1995           1994
                                                                    ------------   ------------
Cash flows from operating activities:
  Net income......................................................  $  3,220,397   $  3,096,074
  Adjustments to reconcile net income to net cash provided (used)
     by operating activities:
     Depreciation and amortization................................       702,251        661,953
     Provision for doubtful accounts..............................            --        140,000
     Provision for related party loan.............................         1,315         28,492
     Unrealized losses (gains) on short-term investments..........            --         (9,513)
     Changes in assets and liabilities:
       Accounts receivable........................................      (728,699)      (506,459)
       Inventories................................................      (663,889)      (620,360)
       Deferred tax assets........................................            --     (1,100,000)
       Prepaid expenses and other current assets..................      (108,708)       198,585
       Accounts payable and accrued expenses......................        36,202         81,461
       Accrued income taxes.......................................        85,110        440,346
       Deferred revenue...........................................       (30,526)       212,205
       Customer deposits..........................................       (40,000)      (180,750)
       Other, net.................................................      (131,073)        34,561
                                                                     -----------    -----------
          Net cash provided by operating activities...............     2,342,380      2,476,595
                                                                     -----------    -----------
Cash flows from investing activities:
  Purchase of marketable securities...............................   (15,471,271)   (20,330,573)
  Sale of marketable securities...................................    14,234,899     17,157,412
  Related party loan..............................................         2,450        (28,492)
  Purchase of property and equipment..............................    (1,001,035)      (795,954)
  Disposal of property and equipment..............................       676,225         37,571
                                                                     -----------    -----------
          Net cash used in investing activities...................    (1,558,732)    (3,960,036)
                                                                     -----------    -----------
Cash flows from financing activities:
  Proceeds from issuance of common stock..........................       372,014        116,059
                                                                     -----------    -----------
Net increase (decrease) in cash and cash equivalents..............     1,155,662     (1,367,382)
Cash and cash equivalents at beginning of period..................     1,261,596      2,410,363
                                                                     -----------    -----------
Cash and cash equivalents at end of period........................  $  2,417,258   $  1,042,981
                                                                     ===========    ===========
Supplemental cash flow disclosures:
  Cash paid during the period for:
     Income taxes.................................................  $  1,645,890   $    659,654
     Interest.....................................................  $          0   $          0

                            See accompanying notes.

                          MEDSTONE INTERNATIONAL, INC.

                   NOTES TO UNAUDITED CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1995

A. ORGANIZATION AND OPERATIONS OF THE COMPANY

     Medstone International, Inc., formerly known as Cytocare, Inc. prior to its renaming in September 1995 (the "Company" or "Medstone"), a Delaware corporation formed in October 1984, develops, manufactures and markets medical devices and therapeutics to treat urological diseases. Medstone manufactures, markets and maintains lithotripters, and is expanding its Fee-for-Service Program that supplies lithotripsy equipment to providers on a per procedure basis. Endocare, the Company's endourology subsidiary, manufactures equipment and devices to treat urologic soft tissue diseases. A majority of the Company's consolidated revenues come from Medstone's lithotripsy business.

     The Company, as a manufacturer of capital medical devices, has been vertically integrating by offering its medical devices directly to providers on a fee-per-procedure basis. Medstone currently offers mobile lithotripsy services using mobile systems in the Western United States on a fee-per-procedure basis. Medstone intends to expand efforts to grow this medical service side of its business.

     The Company continues efforts to separate its operating business units and revenue streams into independent operations. Management hopes that such a restructuring will benefit stockholders by bringing about operational advantages as well as more discriminating and favorable valuations of Medstone's units.

B. BASIS OF PRESENTATION

     In the opinion of the Company's management, the accompanying unaudited condensed consolidated financial statements include all adjustments (which consist only of normal recurring adjustments) necessary for a fair presentation of its consolidated financial position at September 30, 1995 and consolidated results of operations and cash flows for the periods presented. Certain prior period balances have been reclassified to conform with current period presentation. Although the Company believes that the disclosures in these financial statements are adequate to make the information presented not misleading, certain information and disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted and should be read in conjunction with the Company's audited financial statements included in the Company's 1994 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 28, 1995. Results of operations for the nine months ended September 30, 1995 are not necessarily indicative of results to be expected for the full year.

C. PER SHARE INFORMATION

     Per share information is presented in the accompanying consolidated statements of operations based upon the weighted average number of common and common equivalent shares outstanding. Common equivalent shares result from the assumed exercise of outstanding dilutive securities when applying the treasury stock method. Fully diluted per share information is not presented for periods in which the effect is antidilutive.

D. INVENTORIES

     At September 30, 1995 and December 31, 1994, inventories consisted of the following:

                                                             SEPTEMBER 30,     DECEMBER 31,
                                                                 1995              1994
                                                             -------------     ------------
        Raw materials......................................   $ 1,311,406       $1,194,369
        Work in process....................................        88,226          181,416
        Finished goods.....................................       457,665          231,305
                                                               ----------       ----------
                                                              $ 1,857,297       $1,607,090
                                                               ==========       ==========

                          MEDSTONE INTERNATIONAL, INC.

                   NOTES TO UNAUDITED CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS -- (CONTINUED)

E. INCOME TAXES

     The Company adopted Financial Accounting Standards Board Statement No. 109 in 1991. The effect of the adoption was to permit the Company to reduce its income tax expense by the utilization of the net operating loss carryforward rather than treating the realization of the net operating loss carryforward as an extraordinary credit.

F. SHORT-TERM INVESTMENTS

     The Company adopted Financial Accounting Standards Board Statement No. 115 as of January 1, 1994. The effect of the adoption is that the Company classifies its entire investment portfolio as available-for-sale. Accordingly, unrealized holding gains and losses on short-term investments will be carried as a separate component of stockholder's equity.

G. CONTINGENCIES

     The Company is a defendant in two related class action lawsuits filed on behalf of two stockholders of the Company alleging that adverse material information was not disclosed at the time of the initial public offering and in subsequent periods. On May 4, 1992, the district court granted summary judgment in one of the actions in favor of the Company on all claims. On July 9, 1992, the district court granted the Company's motion to dismiss the second action. Plaintiffs in both cases filed an appeal to the Ninth Circuit Court. In October 1994, the Company received the opinion of the Ninth Circuit Court of Appeals affirming in part and reversing in part the United States District Court's decision granting summary judgment in favor of the Company and several officers. The complaints allege principally that adverse material information was not disclosed at the time of the initial public offering in June 1988. In April 1995, the Company filed a Supreme Court brief, and in October 1995, the Company was informed that the Supreme Court declined to hear the case, returning the case to the district court for scheduling of the trial, for which the Company intends to proceed. The ultimate outcome of this litigation cannot presently be determined. Accordingly, no provision for any liability that may result, if any, has been made in the financial statements.

                          MEDSTONE INTERNATIONAL, INC.

                         PROFORMA FINANCIAL INFORMATION

     Medstone International, Inc. (the "Company"), a Delaware corporation formed in October 1984, develops, manufactures and markets medical devices and therapeutics to treat urological diseases.

     The Company is distributing to its shareholders, as a dividend, its operations in the endourology area, which manufactures equipment and devices to treat urologic soft tissue diseases and the operations of the biology division.

     The endourology operation, known as Endocare, currently contributes to the Company's revenues and expenses and the proforma adjustments reflect the removal of the Endocare operations for the nine months ended September 30, 1995 and year ended December 31, 1994. The adjustments to the balance sheet at September 30, 1995 reflect the removal of assets, liabilities and the dividend distribution attributable to the Endocare operations.

     The dividend distribution of Endocare will be composed of two separate transactions. In connection with the distribution, Medstone will contribute $500,000 and the net assets of the Endocare operation. Those operating assets are composed of the following: accounts receivable, inventories, and fixed assets. Medstone will then distribute a stock dividend of one share of Endocare for each outstanding share of Medstone as of the record date of the distribution.

     Also reflected in the adjustments in the distribution to its stockholders by the Company, of the operations of the biological division. The biological division, which will be known as Urogen Corp. is the Company's research effort in the areas of therapeutic, diagnostic and prognostic applications in urologic oncology. Currently, there are no revenues attributable to this operation, and adjustments to the statements of operations for the nine months ended September 30, 1995 and the year ended December 31, 1994 reflect removal of the Urogen operations. The adjustments to the balance sheet at September 30, 1995 reflect the removal of assets and the dividend distribution attributable to the Urogen operations.

     The dividend distribution of Urogen will be composed of two separate transactions. In connection with the distribution, Medstone will contribute $500,000 and the net assets of the Urogen operations. The operating assets are composed of the fixed assets of the biological research group and the proprietary prostatic murine antibodies. Medstone will then distribute a stock dividend of one share of Urogen for each outstanding share of Medstone as of the record date of the distribution.

     The remaining activities of Medstone International, Inc., after distribution, represent the Company's lithotripsy business. The operations include the manufacture, sales and service of the Company's Medstone STS lithotripter. The Company also provides fee-for-service lithotripsy to hospitals with its mobile lithotripters on a per procedure basis and equipment maintenance for customer owned equipment.

     Per share information presented in the accompanying statements of operations is based upon the weighted average number of common and common equivalent shares outstanding. Common equivalent shares result from the assumed exercise of outstanding dilutive securities when applying the treasury stock method. Fully diluted per share information is not presented for periods in which the effect is antidilutive.

                          MEDSTONE INTERNATIONAL, INC.

                             PROFORMA BALANCE SHEET
                                  (UNAUDITED)

                                                                                        SEPTEMBER 30,
                                                    SEPTEMBER 30,      PROFORMA             1995
                                                        1995          ADJUSTMENTS         PROFORMA
                                                    -------------     -----------       -------------
                                               ASSETS
Current assets:
  Cash and equivalents............................   $  2,417,258     $(1,000,000)(1)    $  1,417,258
  Short-term investments..........................     14,423,706              --          14,423,706
  Accounts receivable.............................      2,557,614         (79,025)(2)       2,478,589
  Inventories.....................................      1,857,297        (257,098)(3)       1,600,199
  Deferred tax assets.............................      1,005,000              --           1,005,000
  Prepaid expenses and other current assets.......        503,303         (11,470)            491,833
                                                      -----------     -----------         -----------
          Total current assets....................     22,764,178      (1,347,593)         21,416,585
Property and equipment:
  Lithotripters...................................      3,028,849              --           3,028,849
  Equipment.......................................      1,285,035        (916,991)(4)         368,044
  Furniture and fixtures..........................      1,532,427        (198,872)(4)       1,333,555
  Leasehold improvements..........................         89,764              --              89,764
                                                      -----------     -----------         -----------
                                                        5,936,075      (1,115,863)          4,820,212
  Less accumulated depreciation and
     amortization.................................     (2,904,235)        543,533(4)       (2,360,702)
                                                      -----------     -----------         -----------
          Net property and equipment..............      3,031,840        (572,330)          2,459,510
Other assets, net.................................        153,573         (24,327)            129,246
                                                      -----------     -----------         -----------
                                                     $ 25,949,591     $(1,944,250)       $ 24,005,341
                                                      ===========     ===========         ===========
                                LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable................................   $    748,486     $   (37,911)       $    710,575
  Accrued expenses................................        280,455              --             280,455
  Accrued income taxes............................        686,886              --             686,886
  Accrued payroll expenses........................        306,583         (13,292)            293,291
  Deferred revenue................................        612,025          (1,628)            610,397
                                                      -----------     -----------         -----------
          Total current liabilities...............      2,634,435         (52,831)          2,581,604
Deferred tax liabilities..........................        225,000              --             225,000
Commitments and contingencies
Stockholders' equity:
  Common Stock -- $.004 par value, 20,000,000
     shares authorized, 5,226,003 shares issued
     and outstanding at September 30, 1995........         20,904              --              20,904
  Additional paid-in capital......................     18,046,530              --          18,046,530
  Accumulated earnings............................      5,022,722      (1,891,419)(5)       3,131,303
                                                      -----------     -----------         -----------
          Total stockholders' equity..............     23,090,156      (1,891,419)         21,198,737
                                                      -----------     -----------         -----------
                                                     $ 25,949,591     $(1,944,250)       $ 24,005,341
                                                      ===========     ===========         ===========

                            See accompanying notes.

                                 MEDSTONE, INC.

                         PROFORMA STATEMENTS OF INCOME
                                  (UNAUDITED)

                                       NINE MONTHS ENDED SEPTEMBER 30, 1995             YEAR ENDED DECEMBER 31, 1994
                                    ------------------------------------------   ------------------------------------------
                                    AS REPORTED   ADJUSTMENTS       PROFORMA     AS REPORTED   ADJUSTMENTS       PROFORMA
                                    -----------   -----------      -----------   -----------   -----------      -----------
Revenues:
  Net equipment sales.............  $ 3,988,980   $        --      $ 3,988,980   $ 3,125,495   $        --      $ 3,125,495
  Procedures and maintenance fees
    and laser catheters...........    9,642,894      (749,192)(6)    8,893,702    12,537,264    (2,282,819)(6)   10,254,445
  Interest and dividend income....      733,338            --          733,338       642,058            --          642,058
                                    -----------   -----------      -----------   -----------   -----------      -----------
    Total revenues................   14,365,212      (749,192)      13,616,020    16,304,817    (2,282,819)      14,021,998
Cost and expenses:
  Cost of equipment sales.........    1,727,487            --        1,727,487     1,139,805            --        1,139,805
  Costs related to procedure and
    maintenance fees and laser
    catheters.....................    4,149,079      (260,154)(7)    3,888,925     4,863,595      (638,294)(7)    4,225,301
  Research and development........      675,761      (460,471)(8)      215,290     1,076,033      (696,724)(8)      379,309
  Selling.........................    1,501,042      (223,793)(9)    1,277,249     2,551,088      (845,276)(9)    1,705,812
  General and administrative......    1,296,257      (243,264)(10)   1,052,993     2,105,324      (763,503)(10)   1,341,821
  Other expense...................       64,189            --           64,189        34,770            --           34,770
                                    -----------   -----------      -----------   -----------   -----------      -----------
    Total costs and expenses......    9,413,815    (1,187,682)       8,226,133    11,770,615    (2,943,796)       8,826,818
                                    -----------   -----------      -----------   -----------   -----------      -----------
      Income from continuing
         operations before
         provision for income
         taxes....................    4,951,397       438,490        5,389,887     4,534,202       660,977        5,195,179
Provision for income taxes........    1,731,000       153,000(11)    1,884,000       150,000        20,000(11)      170,000
                                    -----------   -----------      -----------   -----------   -----------      -----------
Income from continuing
  operations......................    3,220,397       285,490        3,505,887     4,384,202       640,977        5,025,179
                                    -----------   -----------      -----------   -----------   -----------      -----------
Loss from discontinued
  operations......................           --      (285,490)(11)    (285,490)           --      (640,977)(11)    (640,977)
                                    -----------   -----------      -----------   -----------   -----------      -----------
      Net income..................  $ 3,220,397   $        --      $ 3,220,397   $ 4,384,202   $        --      $ 4,384,202
                                    ===========   ===========      ===========   ===========   ===========      ===========
Earnings per share:
  Primary earnings per share......  $       .58                    $       .58   $       .82                    $       .82
                                    ===========                    ===========   ===========                    ===========
  Fully diluted earnings per
    share.........................  $       .56                    $       .56   $       .81                    $       .81
                                    ===========                    ===========   ===========                    ===========
Number of shares used in the
  computation of earnings per
  share:
  Primary.........................    5,538,913                      5,538,913     5,350,404                      5,350,404
                                    ===========                    ===========   ===========                    ===========
  Fully diluted...................    5,704,439                      5,704,439     5,427,685                      5,427,685
                                    ===========                    ===========   ===========                    ===========

                            See accompanying notes.

                          MEDSTONE INTERNATIONAL, INC.

                     NOTES TO PROFORMA FINANCIAL STATEMENTS

     The proforma adjustments reflect, as one set of adjustments, the activities attributable to both Endocare, Inc. and Urogen Corp. and the initial capitalization of both entities.

Proforma Balance Sheet Adjustments:

(1) Cash

     This adjustment has been made to reflect the two cash contributions of $500,000 each, to Endocare and to Urogen.

(2) Accounts Receivable

     This adjustment has been made to reflect the distribution to Endocare of the gross receivables of $176,131 attributable to the Endocare operations. Offsetting this gross receivable is an allowance for doubtful accounts of $97,106 that is also attributable to the Endocare operations.

(3) Inventories

     This adjustment has been made to reflect the distribution to Endocare of the inventories of the Endocare operations.

(4) Property and equipment

     This adjustment has been made to reflect the contribution of the fixed assets of the two operations and their respective accumulated depreciation. Listed below is the breakdown of the assets contributed to each operation.

                                                      ENDOCARE       UROGEN         TOTAL
                                                      ---------     ---------     ---------
    Equipment at cost...............................  $ 714,955     $ 202,036     $ 916,991
    Furniture and fixtures at cost..................     36,173       162,699       198,872
    Accumulated depreciation........................   (323,857)     (219,676)     (543,533)
                                                      ---------     ---------     ---------
    Property and equipment, net.....................  $ 427,271     $ 145,059     $ 572,330
                                                      =========     =========     =========

(5) Accumulated earnings

     This adjustment has been made to reflect the dividend distributions of the two stock dividends, composed of cash distributed $1,000,000 and net assets of $891,419.

Proforma Income Statement Adjustments:

(6) Laser catheter revenues

     This adjustment has been made to remove the Endocare revenues.

(7) Cost of sales

     This adjustment has been made to remove the Endocare product costs.

(8) Research and development

     This adjustment has been made to remove the Endocare and Urogen research and development expenditures.

                          MEDSTONE INTERNATIONAL, INC.

(9) Selling

     This adjustment has been made to remove the Endocare selling expenses.

(10) General and administrative

     This adjustment has been made to remove the Endocare and Urogen administration expenses.

(11) Provision for taxes and loss from discontinued operations

     This adjustment is to record the tax effect of the losses of Endocare and Urogen at the effective consolidated tax rate in effect for the periods presented and to reflect the distribution of the Endocare and Urogen operations as discontinued operations (net of taxes). The discontinued operations presentation is provided solely for investor consideration and such presentation will not be provided in Medstone's post-spin-off financial statements.